UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07255

Oppenheimer International Bond Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: September 30

Date of reporting period: 9/30/2015

Item 1. Reports to Stockholders.

Annual Report 9/30/2015

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# Oppenheimer International Bond Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 9/30/15

	1-Year	5-Year	10-Year
Class A Shares of the Fund without Sales Charge	-3.57%	0.33%	4.41%
Class A Shares of the Fund with Sales Charge	-8.15	-0.65	3.90
Citigroup Non-U.S. Dollar World Government Bond Index	-7.01	-1.32	2.92
J.P. Morgan Government Bond Index	-19.77	-3.56	4.45
J.P. Morgan Emerging Markets Bond Index	-0.62	4.73	6.89
Reference Index	-9.70	-0.64	3.98

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

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Fund Performance Discussion

The Fund’s Class A shares (without sales charge) returned -3.57% during the reporting period, outperforming the Reference Index, a customized weighted index currently comprised of 50% of the Citigroup Non-U.S. Dollar World Government Bond Index, 30% of the J. P. Morgan Government Bond Index, and 20% of the J. P. Morgan Emerging Markets Bond Index, which returned -9.70%.

MARKET OVERVIEW

In 2014, growth in the U.S. continued at a higher pace than any other developed economy and employment gains remained positive. Growth in the rest of the world was subdued, however, with major developed economies like the Eurozone and Japan continuing to disappoint due to weak aggregate demand. The biggest surprise of the reporting period and possibly all of 2014 was the precipitous fall in the price of crude oil. Weak demand amid tepid global growth was responsible for part of the drop, but significantly, the U.S. energy revolution is increasingly helping to insulate global and domestic energy supplies from shocks in the Middle East and elsewhere.

The start of 2015 was marked by cooling U.S. growth after the positive results in 2014. The dollar continued to strengthen significantly during this time against most of the U.S.’s major trading partners, which acted as a drag on growth. Businesses, especially U.S. firms with revenues dependent on exporting goods and services, cited this as a headwind. European Central Bank (“ECB”) President

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

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Mario Draghi announced the purchase of €60 billion a month in sovereign bonds from Eurozone countries for at least 19 months, a form of quantitative easing (“QE”) that is projected to increase the ECB’s balance sheet by over €1 trillion. The announcement and implementation of these extraordinary monetary policies had a significant impact on financial markets, with European markets rallying and the euro falling against most major trading partners.

Over the second half of the reporting period, major risk asset classes were vulnerable to profit taking as negative macroeconomic catalysts emerged. Two stole the show. Uncertainty around the global economic impact and extent of China’s ongoing economic slowdown led the way, with many fearing the stunning collapse in commodity prices could signal more pain ahead. The timing of when the Federal Reserve (the “Fed”) would raise interest rates was a close second. Looking ahead, an objective look at the global economy reveals persistent strength in many U.S. economic indicators coupled with continued, albeit modest, global growth impulses and a benign worldwide monetary policy backdrop.

Ironically, after many failed attempts at predicting it since the 2009 bear market lows, few expected this correction when it finally came. The reality is corrections happen, even in the good years and represent a healthy way to periodically work off market excesses.

Due to the confluence of these factors, longer-term U.S. Treasury rates swung fairly wildly during the one-year reporting period, with the 10-year Treasury rate ultimately falling from the start of the reporting period through September 30, 2015. This net downward movement in rates contributed to U.S. Treasuries generating positive total returns.

FUND REVIEW

The Fund’s outperformance versus the Index was driven by its foreign currency (“FX”) positioning and exposure to developed market credit. We held a very low FX exposure, including in the euro and Japanese yen. This benefited during the reporting period as the U.S. dollar rallied strongly and the euro and yen declined. Among developed market credit, an overweight to European financials and peripheral sovereign credit benefited the Fund’s performance.

While the Fund did not underperform the Index in many areas of the Index, the most significant detractor from performance was its exposure to Brazilian local interest rates due to the political turmoil in that country.

STRATEGY & OUTLOOK

The market volatility in the closing months of the reporting period has discounted at least some of the risks that have become apparent in the global economy. As the dust settles, we think there will be some selective opportunities to take advantage of, given

4      OPPENHEIMER INTERNATIONAL BOND FUND

many countries with relatively good economic outlooks have been swept up in the risk-off tide. However, many of our other fundamental views remain intact.

Our positioning across the three major risk levels of an international bond mandate (foreign currency, interest rates and credit) remains consistent with the themes that have been the foundation of our outlook. Although the Fed passed on tightening policy at its September meeting, Fed speakers (including Chair Yellen) have continued to guide toward a 2015 hike. As of this writing, markets are pricing for the first hike to not be until 2016. Regardless, divergences in economic situations are apparent which should spur continued deviation in monetary policy – even with a Fed on hold many other central banks are likely to ease in coming quarters.

In FX we see the theme of dollar strength to broadly hold, but we see the potential to increase FX exposure on another strong leg up in the U.S. dollar. We see the ECB, Bank of Japan and many other central banks potentially taking additional easing measures while the Fed will likely remain on hold at worst and at best hike in the next few quarters. A major reason for this divergence in policy is the generally stable growth path of the U.S. (even without significant inflation), while growth paths in many other jurisdictions are less certain.

Continuing our plan to add value through active currency management, we reduced our underweight to the euro and Japanese yen tactically over the second half of the reporting period as those currencies benefit from flight to quality bids. In our view the ability to actively manage currency exposure through both increasing and decreasing foreign currency exposure at an aggregate level, and as well as selecting individual foreign currencies, has the potential to add value in any market environment, including one in which the dollar is strong.

In terms of interest rate exposure, we maintain an overall Fund duration of approximately 3.96 years, which represents an underweight to the Index. This is largely due to underweight duration positions in both the euro area and Japan. The Fund maintains modest levels of interest rate exposure within select developed market and emerging market names such as Brazil and India, given our belief that interest rates offer fundamental value and attractive carry in these areas and we see interest rates declining over time.

Finally, in terms of credit, at period end the Fund had approximately 31% in credit assets. More specifically, we maintain our exposures within European credit as we believe that Europe represents a sweet spot for credit investing (Volkswagen’s woes being an exception and not the rule in our view).

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Corporate deleveraging and improving growth (albeit slow) in the region should continue to underpin credit assets in the region.

Hemant Baijal Portfolio Manager

1. Christopher Kelly became a Portfolio Manager in March 2015.

Christopher Kelly[1] Portfolio Manager

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Top Holdings and Allocations

TOP TEN GEOGRAPHICAL HOLDINGS

Mexico	14.3%
United States	12.7
United Kingdom	10.6
France	7.9
Brazil	7.7
India	4.9
Italy	4.8
Japan	3.1
Spain	2.5
Portugal	2.3

Portfolio holdings and allocation are subject to change. Percentages are as of September 30, 2015, and are based on total market value of investments.

REGIONAL ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2015, and are based on the total market value of investments.

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Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 9/30/15

	Inception Date	1-Year	5-Year	10-Year
Class A (OIBAX)	6/15/95	-3.57%	0.33%	4.41%
Class B (OIBBX)	6/15/95	-4.32%	-0.51%	3.88%
Class C (OIBCX)	6/15/95	-4.31%	-0.39%	3.67%
Class I (OIBIX)	1/27/12	-3.16%	0.62% *	N/A
Class R (OIBNX)	3/1/01	-3.84%	-0.06%	4.00%
Class Y (OIBYX)	9/27/04	-3.50%	0.55%	4.72%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 9/30/15

	Inception Date	1-Year	5-Year	10-Year
Class A (OIBAX)	6/15/95	-8.15%	-0.65%	3.90%
Class B (OIBBX)	6/15/95	-8.99%	-0.85%	3.88%
Class C (OIBCX)	6/15/95	-5.25%	-0.39%	3.67%
Class I (OIBIX)	1/27/12	-3.16%	0.62% *	N/A
Class R (OIBNX)	3/1/01	-3.84%	-0.06%	4.00%
Class Y (OIBYX)	9/27/04	-3.50%	0.55%	4.72%
* Shows performance since inception.

STANDARDIZED YIELDS

For the 30 Days Ended 9/30/15
Class A	2.58%
Class B	1.94
Class C	1.95
Class I	3.15
Class R	2.46
Class Y	2.96

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge (unless otherwise indicated): for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. Prior to 7/1/14, Class R shares were named Class N shares. Beginning 7/1/14, new purchases of Class

8      OPPENHEIMER INTERNATIONAL BOND FUND

R shares will no longer be subject to a CDSC upon redemption (any CDSC will remain in effect for purchases prior to 7/1/14). There is no sales charge for Class I and Class Y shares.

Standardized yield is based on net investment income for the 30-day period ended 9/30/15 and the maximum offering price at the end of the period for Class A shares and the net asset value for Class B, Class C, Class I, Class R and Class Y shares. Each result is compounded semiannually and then annualized. Falling share prices will tend to artificially raise yields.

The Fund’s performance is compared to the Citigroup Non-U.S. Dollar World Government Bond Index, J. P. Morgan Government Bond Index, the J. P. Morgan Emerging Markets Bond Index, and the Fund’s Reference Index. The Citigroup Non-U.S. Dollar World Government Bond Index is an index of fixed rate government bonds with maturities of one year or longer. The J. P. Morgan Government Bond Index is a comprehensive, global local Emerging Markets Index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. The J. P. Morgan Emerging Markets Bond Index tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds. The Fund’s Reference Index is a customized weighted index currently comprised of 50% of the Citigroup Non-U.S. Dollar World Government Bond Index, 30% of the J. P. Morgan Government Bond Index, and 20% of the J. P. Morgan Emerging Markets Bond Index. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

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Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended September 30, 2015.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended September 30, 2015” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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Actual	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Expenses Paid During 6 Months Ended September 30, 2015
Class A	$1,000.00	$965.50	$5.04
Class B	1,000.00	963.40	8.80
Class C	1,000.00	963.40	8.75
Class I	1,000.00	967.60	2.87
Class R	1,000.00	964.20	6.27
Class Y	1,000.00	965.10	3.80

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,019.95	5.18
Class B	1,000.00	1,016.14	9.04
Class C	1,000.00	1,016.19	8.99
Class I	1,000.00	1,022.16	2.94
Class R	1,000.00	1,018.70	6.45
Class Y	1,000.00	1,021.21	3.91

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended September 30, 2015 are as follows:

Class	Expense Ratios
Class A	1.02%
Class B	1.78
Class C	1.77
Class I	0.58
Class R	1.27
Class Y	0.77

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

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CONSOLIDATED STATEMENT OF INVESTMENTS September 30, 2015

		Principal Amount	Value
Asset-Backed Securities—1.1%
Avoca CLO VIII Ltd., Series VIII-X, Cl. E, 4.328%, 10/15/23[1]	EUR	12,700,000	$12,856,303
Axius Europe CLO SA, Series 2007-1X, Cl. E, 4.56%, 11/15/23[1]	EUR	7,931,617	8,308,865
Bancaja Fondo de Titulizacion, Series 10, Cl. A2, 0.09%, 5/22/50[1]	EUR	982,478	1,043,556
Cadogan Square CLO IV BV, Series 4X, Cl. D, 1.599%, 7/24/23[1]	EUR	9,500,000	10,266,481
Halcyon Structured Asset Management European CLO BV, Series 2006-IIX, Cl. E, 3.899%, 1/25/23[1]	EUR	12,082,113	11,360,715
Highlander Euro CDO II Cayman Ltd., Series 2006-2CX, Cl. E, 3.56%, 12/14/22[1]	EUR	11,856,645	12,293,535
Magellan Mortgages No. 3 plc, Series 3, Cl. A, 0.236%, 5/15/58[1]	EUR	1,459,150	1,389,974
Stichting Halcyon Structured Asset Management European, Series 2007-IX, Cl. E, 3.849%, 7/24/23[1]	EUR	3,303,497	3,348,383
TDA CAM 7 Fondo de Titulizacion de Activos, Series 7, Cl. A2, 0.108%, 2/26/49[1]	EUR	2,865,135	2,994,460
TDA IBERCAJA 2 Fondo de Titulizacion de Activos, Series 2, Cl. A, 0.091%, 10/26/42	EUR	832,080	885,218
TDA IBERCAJA 6 Fondo de Titulizacion de Activos, Series 6, Cl. A, 0.269%, 11/25/51	EUR	1,361,354	1,406,110
Theseus European CLO SA, Series 2006-1X, Cl. E, 4.041%, 8/27/22[1]	EUR	10,000,000	10,842,579
Total Asset-Backed Securities (Cost $83,309,479)			76,996,179

Mortgage-Backed Obligations—0.9%
Capital Mortgage Srl, Series 2007-1, Cl. B, 0.199%, 1/30/47[1]	EUR	8,000,000	5,601,133
Eurosail plc, Series 2007-5X, Cl. A1A, 1.359%, 9/13/45[1]	GBP	13,678,973	18,453,256
Hipocat 11 Fondo de Titulizacion de Activos, Series HIPO-11, Cl. A2, 0.111%, 1/15/50[1]	EUR	3,201,023	2,966,163
IM Pastor 4 Fondo de Titulizacion de Activos:
Series 4, Cl. A, 0.103%, 3/22/44[1]	EUR	23,571,114	22,106,235
Series 4, Cl. B, 0.153%, 3/22/44[1]	EUR	3,000,000	1,507,015
Lusitano Mortgages No. 4 plc:
Series 4, Cl. A, 0.182%, 9/15/48[1]	EUR	1,752,137	1,671,338
Series 4, Cl. C, 0.522%, 9/15/48[1]	EUR	3,308,556	2,451,797
Magellan Mortgages No. 4 plc, Series 4, Cl. A, 0.261%, 7/20/59[1]	EUR	1,655,400	1,569,970
Rural Hipotecario I Fondo de Titulizacion Hipotecaria, Series 9,
Cl. A2, 0.116%, 2/17/50[1]	EUR	7,016,724	7,608,770
Total Mortgage-Backed Obligations (Cost $71,795,607)			63,935,677

Foreign Government Obligations—50.6%
Australia—1.6%
Commonwealth of Australia Bonds:
1.00%, 11/21/18[2]	AUD	25,000,000	18,630,530
3.75%, 4/21/37	AUD	20,000,000	15,196,793
Commonwealth of Australia Sr. Unsec. Bonds, 2%, 8/21/35[2]	AUD	11,300,000	9,885,474
New South Wales Treasury Corp. Sr. Unsec. Nts., 6%, 5/1/23	AUD	20,000,000	17,305,554
Queensland Treasury Corp. Sr. Unsec. Nts., Series 33, 6.50%, 3/14/33	AUD	20,590,000	19,819,868

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		Principal Amount	Value
Australia (Continued)
Victoria Treasury Corp. Sr. Unsec. Bonds, 5.50%, 11/17/26	AUD	30,385,000	$26,293,169
			107,131,388

Brazil—6.1%
Brazil Minas SPE via State of Minas Gerais Sec. Bonds, 5.333%, 2/15/28[3]		7,610,000	6,049,950
Federative Republic of Brazil Nota Do Tesouro Nacional Sr. Unsec. Nts., 9.762%, 1/1/17	BRL	784,895,000	186,500,764
Federative Republic of Brazil Nota Do Tesouro Nacional Unsec. Nts.:
9.762%, 1/1/18	BRL	231,000,000	52,441,239
10.00%, 1/1/25	BRL	866,000,000	163,526,282
			408,518,235

Canada—0.9%
Canada Unsec. Bonds, 3.75%, 6/1/19	CAD	73,380,000	61,271,888

Cayman Islands—0.1%
Lima Metro Line 2 Finance Ltd. Sr. Sec. Bonds, 5.875%, 7/5/34[3]		6,575,000	6,394,188

Dominican Republic—0.9%
Banco de Reservas de la Republica Dominicana Sub. Nts., 7%, 2/1/23[3]		10,940,000	10,996,724
Dominican Republic Sr. Unsec. Bonds:
5.50%, 1/27/25[3]		15,105,000	14,651,850
5.875%, 4/18/24[3]		3,500,000	3,456,250
6.60%, 1/28/24[3]		9,475,000	9,854,000
6.85%, 1/27/45[3]		21,010,000	20,327,175
			59,285,999

Egypt—0.1%
Arab Republic of Egypt Bonds:
5.875%, 6/11/25[3]		7,805,000	7,395,237
6.875%, 4/30/40[3]		2,365,000	2,234,925
			9,630,162

France—4.3%
French Republic Unsec. Bonds:
0.25%, 7/25/24[2]	EUR	121,600,800	142,931,045
1.85%, 7/25/27[2]	EUR	106,637,000	146,395,286
			289,326,331

Germany—0.9%
Federal Republic of Germany Bonds, 0.10%, 4/15/26[2]	EUR	50,265,000	59,383,249

Greece—0.1%
Hellenic Republic Sr. Unsec. Bonds, 3%, 2/24/29[1]	EUR	5,000,000	3,673,771

Hungary—0.6%
Hungary Unsec. Bonds:
Series 20/A, 7.50%, 11/12/20	HUF	4,821,000,000	21,345,087
Series 23/A, 6.00%, 11/24/23	HUF	5,189,000,000	22,222,680
			43,567,767

13      OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

		Principal Amount	Value
India—2.9%
Indian Railway Finance Corp. Ltd. Sr. Unsec. Nts., 3.417%, 10/10/17		$9,920,000	$10,131,008
Republic of India Bonds:
8.27%, 6/9/20	INR	8,023,000,000	125,447,745
8.40%, 7/28/24	INR	3,997,000,000	63,493,478
			199,072,231

Indonesia—0.7%
Perusahaan Penerbit SBSN Indonesia III Sr. Unsec. Nts., 4%, 11/21/18[3]		7,025,000	7,288,438
Perusahaan Penerbit SBSN Indonesia III Unsec. Nts.:
4.35%, 9/10/24[3]		4,560,000	4,263,600
6.125%, 3/15/19[3]		14,480,000	15,909,900
Republic of Indonesia Treasury Bonds:
Series FR68, 8.375%, 3/15/34	IDR	80,000,000,000	4,754,430
Series FR70, 8.375%, 3/15/24	IDR	106,985,000,000	6,768,134
Series FR71, 9.00%, 3/15/29	IDR	85,960,000,000	5,517,018
			44,501,520

Italy—3.0%
Republic of Italy (The) Buoni Poliennali Del Tesoro Bonds, 3.25%, 9/1/46[3]	EUR	69,600,000	85,118,381
Republic of Italy (The) Buoni Poliennali Del Tesoro Sr. Unsec. Bonds:
2.35%, 9/15/24[2,3]	EUR	35,086,800	44,388,826
3.10%, 9/15/26[2]	EUR	52,894,500	72,102,534
			201,609,741

Ivory Coast—0.5%
Republic of Cote d’Ivoire Sr. Unsec. Bonds, 5.75%, 12/31/32[1]		30,065,000	26,336,038
Republic of Cote d’Ivoire Bonds, 6.375%, 3/3/28[3]		8,360,000	7,437,558
			33,773,596

Jamaica—0.2%
Government of Jamaica Sr. Unsec. Bonds:
6.75%, 4/28/28		4,075,000	4,115,750
7.875%, 7/28/45		11,825,000	11,854,562
			15,970,312

Japan—2.9%
Japan Sr. Unsec. Bonds:
0.10%, 9/10/24[2]	JPY	8,000,000,000	70,907,348
Series 36, 2.00%, 3/20/42	JPY	10,000,000,000	95,972,409
Series 38, 1.80%, 3/20/43	JPY	3,031,000,000	27,942,199
			194,821,956

Malaysia—0.3%
Federation of Malaysia Sr. Unsec. Bonds, 4.262%, 9/15/16	MYR	83,350,000	19,155,378

Mexico—13.0%
United Mexican States Bonds, 3%, 3/6/45	EUR	6,595,000	6,100,297
United Mexican States Sr. Unsec. Bonds:
4.00%, 3/15/2115	EUR	7,730,000	7,169,749
4.75%, 6/14/18	MXN	570,000,000	33,884,703
7.25%, 12/15/16	MXN	3,999,000,000	246,681,211

14      OPPENHEIMER INTERNATIONAL BOND FUND

		Principal Amount	Value
Mexico (Continued)
United Mexican States Sr. Unsec. Bonds: (Continued)
Series M10, 8.00%, 12/17/15	MXN	6,584,200,000	$393,053,944
United Mexican States Sr. Unsec. Nts., 5.625%, 3/19/2114	GBP	8,000,000	11,770,707
United Mexican States Unsec. Bonds:
Series M, 5.00%, 12/11/19	MXN	1,785,000,000	105,012,261
Series M, 8.00%, 6/11/20	MXN	963,000,000	63,823,893
Series M20, 4.75%, 3/8/44		10,000,000	9,150,000
			876,646,765

Morocco—0.3%
Kingdom of Morocco Sr. Unsec. Bonds, 5.50%, 12/11/42[3]		9,755,000	9,708,664
Kingdom of Morocco Sr. Unsec. Nts., 4.25%, 12/11/22[3]		8,890,000	9,012,237
			18,720,901

New Zealand—0.4%
Commonwealth of New Zealand Bonds:
2.50%, 9/20/35[2]	NZD	6,000,000	3,957,479
3.00%, 9/20/30[2]	NZD	10,000,000	7,169,531
Commonwealth of New Zealand Sr. Unsec. Bonds, 2%, 9/20/25[2]	NZD	29,000,000	19,048,205
			30,175,215

Panama—0.7%
Republic of Panama Sr. Unsec. Bonds:
3.75%, 3/16/25		9,870,000	9,573,900
4.00%, 9/22/24		4,550,000	4,510,188
5.20%, 1/30/20		20,140,000	21,776,375
6.70%, 1/26/36		4,710,000	5,628,450
9.375%, 4/1/29		4,370,000	6,309,187
			47,798,100

Paraguay—0.2%
Republic of Paraguay Sr. Unsec. Bonds, 4.625%, 1/25/23[3]		12,230,000	12,077,125

Peru—0.3%
Fondo MIVIVIENDA SA Sr. Unsec. Nts., 3.50%, 1/31/23[3]		15,410,000	14,331,300
Republic of Peru Sr. Unsec. Bonds, 4.125%, 8/25/27		4,495,000	4,450,050
			18,781,350

Portugal—1.9%
Portuguese Republic Obrigacoes do Tesouro OT Bonds:
2.875%, 10/15/25[3]	EUR	100,000,000	116,666,281
4.10%, 2/15/45[3]	EUR	9,000,000	11,377,202
			128,043,483

Russia—0.0%
Agency for Housing Mortgage Lending OJSC Via AHML
Finance Ltd. Unsec. Nts., 7.75% Sr. Unsec. Nts., 2/13/18[3]	RUB	132,500,000	1,836,503

Serbia—0.3%
Republic of Serbia Sr. Unsec. Bonds, 5.25%, 11/21/17[3]		6,345,000	6,590,869
Republic of Serbia Unsec. Bonds, 5.875%, 12/3/18[3]		12,495,000	13,104,131
			19,695,000

15      OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

		Principal Amount	Value
South Africa—0.9%
Republic of South Africa Sr. Unsec. Bonds, Series R208, 6.75%, 3/31/21	ZAR	514,540,000	$34,995,217
Republic of South Africa Unsec. Bonds:
Series 2023, 7.75%, 2/28/23	ZAR	311,100,000	21,796,261
Series R186, 10.50%, 12/21/26	ZAR	90,100,000	7,460,249
			64,251,727

Sri Lanka—0.4%
Democratic Socialist Republic of Sri Lanka Sr. Unsec. Bonds:
5.875%, 7/25/22[3]		14,400,000	13,966,459
6.00%, 1/14/19[3]		9,030,000	9,165,423
6.25%, 10/4/20[3]		3,055,000	3,100,755
			26,232,637

Turkey—0.8%
Republic of Turkey Bonds:
8.20%, 7/13/16	TRY	33,900,000	10,975,909
8.30%, 10/7/15	TRY	14,215,000	4,707,557
8.50%, 7/10/19	TRY	45,000,000	13,762,071
8.80%, 11/14/18	TRY	44,165,000	13,769,769
Republic of Turkey Unsec. Bonds:
6.30%, 2/14/18	TRY	28,925,000	8,641,398
9.00%, 3/8/17	TRY	6,615,000	2,135,160
			53,991,864

United Arab Emirates—0.1%
Emirate of Dubai Sr. Unsec. International Bonds, 5.25%, 1/30/43		4,675,000	4,130,900

United Kingdom—4.9%
United Kingdom Unsec. Treasury Bonds:
3.75%, 9/7/21	GBP	104,275,000	179,844,180
4.25%, 12/7/55	GBP	15,155,000	34,116,919
4.75%, 12/7/38	GBP	37,875,000	81,442,725
6.00%, 12/7/28	GBP	14,500,000	32,489,629
			327,893,453

Uruguay—0.1%
Oriental Republic of Uruguay Sr. Unsec. Bonds, 5.10%, 6/18/50		10,810,000	9,512,800

Venezuela—0.0%
Bolivarian Republic of Venezuela Sr. Unsec. Bonds, 7.75%, 10/13/19		2,605,000	905,238

Vietnam—0.1%
Socialist Republic of Vietnam Bonds, 4.80%, 11/19/24[3]		6,725,000	6,390,055

Zambia—0.1%
Republic of Zambia Sr. Unsec. Bonds, 8.97%, 7/30/27[3]		8,760,000	6,964,200
Total Foreign Government Obligations (Cost $3,734,274,907)			3,411,135,028

16      OPPENHEIMER INTERNATIONAL BOND FUND

		Principal Amount	Value
Corporate Bonds and Notes—29.6%
Consumer Discretionary—1.4%
Auto Components—0.2%
GKN Holdings plc:
5.375% Sr. Unsec. Nts., 9/19/22	GBP	2,490,000	$4,101,031
6.75% Sr. Unsec. Nts., 10/28/19	GBP	4,475,000	7,696,275
			11,797,306

Automobiles—0.1%
Volkswagen International Finance NV, 2.50% Jr. Sub. Perpetual Bonds[1,4]	EUR	4,045,000	3,574,694

Hotels, Restaurants & Leisure—0.1%
Merlin Entertainments plc, 2.75% Sr. Unsec. Nts., 3/15/22[3]	EUR	5,690,000	5,992,560

Household Durables—0.0%
Arcelik AS, 5% Sr. Unsec. Nts., 4/3/23[3]		3,165,000	2,822,864

Media—0.9%
Altice Luxembourg SA, 7.25% Sr. Sec. Nts., 5/15/22[3]	EUR	10,375,000	10,983,383
Telenet Finance VI Luxembourg SCA, 4.875% Sr. Sec. Nts., 7/15/27[3]	EUR	5,000,000	5,142,386
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 4% Sr. Sec. Nts., 1/15/25[3]	EUR	2,000,000	2,121,158
UPC Holding BV, 6.75% Sr. Unsec. Nts., 3/15/23[3]	EUR	8,100,000	9,742,875
Virgin Media Finance plc:
6.375% Sr. Unsec. Nts., 10/15/24[3]	GBP	2,500,000	3,780,971
7.00% Sr. Unsec. Nts., 4/15/23	GBP	3,495,000	5,487,351
Virgin Media Secured Finance plc:
4.875% Sr. Sec. Nts., 1/15/27[3]	GBP	7,000,000	9,444,817
6.00% Sr. Sec. Nts., 4/15/21	GBP	9,679,500	14,856,885
VTR Finance BV, 6.875% Sr. Sec. Nts., 1/15/24[3]		1,920,000	1,747,200
			63,307,026

Textiles, Apparel & Luxury Goods—0.1%
New Look Secured Issuer plc, 6.50% Sr. Sec. Nts., 7/1/22[3]	GBP	3,850,000	5,556,849

Consumer Staples—0.5%
Beverages—0.2%
Pernod Ricard SA:
4.45% Sr. Unsec. Nts., 1/15/22[3]		6,000,000	6,312,990
5.75% Sr. Unsec. Nts., 4/7/21[3]		5,000,000	5,631,595
			11,944,585

Food & Staples Retailing—0.2%
Cencosud SA, 5.15% Sr. Unsec. Nts., 2/12/25[3]		13,175,000	12,915,347

Food Products—0.1%
BRF SA, 4.75% Sr. Unsec. Nts., 5/22/24[3]		2,265,000	2,151,750
Marfrig Holdings Europe BV, 6.875% Sr. Unsec. Nts., 6/24/19[3]		2,760,000	2,394,300
Minerva Luxembourg SA, 7.75% Sr. Unsec. Nts., 1/31/23[3]		3,190,000	2,807,200
			7,353,250

17      OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

		Principal Amount	Value
Energy—2.8%
Energy Equipment & Services—0.6%
GNL Quintero SA, 4.634% Sr. Unsec. Nts., 7/31/29[3]		$1,325,000	$1,306,610
Pertamina Persero PT, 5.625% Sr. Unsec. Nts., 5/20/43[3]		24,378,000	19,072,519
Seadrill Ltd., 6.50% Sr. Unsec. Nts., 10/5/15		1,540,000	1,538,075
Sinopec Group Overseas Development 2015 Ltd.:
2.50% Sr. Unsec. Nts., 4/28/20[3]		12,705,000	12,539,606
3.25% Sr. Unsec. Nts., 4/28/25[3]		6,355,000	6,081,703
			40,538,513

Oil, Gas & Consumable Fuels—2.2%
Bharat Petroleum Corp. Ltd., 4% Sr. Unsec. Nts., 5/8/25		12,790,000	12,516,307
CNOOC Curtis Funding No 1 Pty Ltd., 4.50% Sr. Unsec. Nts., 10/3/23[3]		3,460,000	3,587,760
Cosan Luxembourg SA, 5% Sr. Unsec. Nts., 3/14/23[3]		3,760,000	2,838,800
Delek & Avner Tamar Bond Ltd., 5.082% Sr. Sec. Nts., 12/30/23[3]		1,945,000	1,949,862
Gazprom OAO Via Gaz Capital SA, 4.95% Sr. Unsec. Nts., 7/19/22[3]		13,665,000	12,485,915
Indian Oil Corp. Ltd.:
5.625% Sr. Unsec. Nts., 8/2/21		3,200,000	3,504,282
5.75% Sr. Unsec. Nts., 8/1/23		13,635,000	14,948,296
KazMunayGas National Co. JSC, 5.75% Sr. Unsec. Nts., 4/30/43[3]		8,505,000	6,178,882
MEG Energy Corp., 6.50% Sr. Unsec. Nts., 3/15/21[3]		4,935,000	4,071,375
Novatek OAO via Novatek Finance Ltd., 4.422% Sr. Unsec. Nts., 12/13/22[3]		2,830,000	2,452,959
Origin Energy Finance Ltd.:
3.50% Sr. Unsec. Nts., 10/9/18[3]		5,711,000	5,552,571
5.45% Sr. Unsec. Nts., 10/14/21[3]		3,761,000	3,667,340
Pacific Exploration & Production Corp., 5.625% Sr. Unsec. Nts., 1/19/25[3]		5,915,000	2,107,219
Petrobras Global Finance BV:
3.50% Sr. Unsec. Nts., 2/6/17		5,135,000	4,576,569
4.375% Sr. Unsec. Nts., 5/20/23[5]		3,270,000	2,141,850
4.875% Sr. Unsec. Nts., 3/17/20		4,940,000	3,630,900
5.375% Sr. Unsec. Nts., 1/27/21[5]		8,285,000	6,066,277
5.625% Sr. Unsec. Nts., 5/20/43		5,145,000	3,177,038
5.75% Sr. Unsec. Nts., 1/20/20		3,430,000	2,581,075
Petroleos de Venezuela SA:
5.375% Sr. Unsec. Nts., 4/12/27		7,000,000	2,257,500
6.00% Sr. Unsec. Nts., 11/15/26[3]		18,275,000	5,892,774
Petroleos Mexicanos, 5.50% Sr. Unsec. Nts., 6/27/44[3]		3,475,000	2,806,063
Reliance Industries Ltd., 4.125% Sr. Unsec. Nts., 1/28/25[3]		12,805,000	12,702,650
Reliance Industries Ltd., 5.875% Sr. Unsec. Perpetual Bonds[3,4]		660,000	642,675
Repsol International Finance BV:
2.25% Sr. Unsec. Nts., 12/10/26	EUR	2,000,000	2,062,575
4.50% Jr. Sub. Nts., 3/25/75[1]	EUR	8,000,000	7,263,404
Thai Oil PCL, 4.875% Sr. Unsec. Nts., 1/23/43[3]		1,520,000	1,425,482
TOTAL SA, 2.25% Jr. Sub. Perpetual Bonds[1,4]	EUR	5,620,000	5,816,352
Tullow Oil plc, 6% Sr. Unsec. Nts., 11/1/20[3]		4,056,000	2,869,620
YPF SA, 8.50% Sr. Unsec. Nts., 7/28/25[3]		6,770,000	5,906,825
			147,681,197

18      OPPENHEIMER INTERNATIONAL BOND FUND

		Principal Amount	Value
Financials—15.4%
Capital Markets—1.3%
Credit Suisse Group AG:
7.50% Jr. Sub. Perpetual Bonds[1,3,4]		$4,105,000	$4,286,749
7.50% Jr. Sub. Perpetual Bonds[1,4]		17,195,000	17,962,722
Deutsche Bank AG:
4.50% Sub. Nts., 4/1/25		10,000,000	9,711,080
7.125% Jr. Sub. Perpetual Bonds[1,4]	GBP	2,900,000	4,105,660
7.50% Jr. Sub. Perpetual Bonds[1,4]		10,000,000	9,537,500
Schaeffler Finance BV:
3.25% Sr. Sec. Nts., 5/15/25[3]	EUR	2,310,000	2,428,470
4.75% Sr. Sec. Nts., 5/15/23[3]		460,000	446,200
Seven & Seven Ltd., 1.539% Sr. Unsec. Nts., 9/11/19[1,3]		4,000,000	3,998,432
UBS AG (Jersey Branch), 7.25% Sub. Nts., 2/22/22[1]		15,090,000	15,726,783
UBS AG (Stamford CT), 7.625% Sub. Nts., 8/17/22		3,000,000	3,456,540
UBS Group AG, 7% Jr. Sub. Perpetual Bonds[1,4]		18,000,000	18,391,518
			90,051,654

Commercial Banks—10.7%
ABN AMRO Bank NV:
4.75% Sub. Nts., 7/28/25[3]		18,570,000	18,474,476
5.75% Jr. Sub. Perpetual Bonds[1,4]	EUR	2,500,000	2,720,632
Akbank TAS, 7.50% Sr. Unsec. Nts., 2/5/18[3]	TRY	11,095,000	3,214,354
Altice Financing SA, 5.25% Sr. Sec. Nts., 2/15/23[3]	EUR	2,000,000	2,208,074
Altice Luxembourg SA, 6.25% Sr. Unsec. Nts., 2/15/25[3]	EUR	3,410,000	3,361,035
Astana Finance JSC, 9.16% Sr. Unsec. Nts., 3/14/12[6]		612,810	—
Banco ABC Brasil SA, 8.50% Sr. Unsec. Nts., 3/28/16[3]	BRL	8,360,000	1,986,420
Banco Bilbao Vizcaya Argentaria Colombia SA, 4.875% Sub. Nts., 4/21/25[3]		5,085,000	4,854,649
Banco Bilbao Vizcaya Argentaria SA:
7.00% Jr. Sub. Perpetual Bonds[1,4]	EUR	13,320,000	14,524,697
9.00% Jr. Sub. Perpetual Bonds[1,4]		6,000,000	6,356,250
Banco Continental SA via Continental Senior Trustees Cayman Ltd., 5.50% Sr. Unsec. Nts., 11/18/20[3]		7,940,000	8,567,260
Banco Santander Brasil SA (Cayman Islands), 8% Sr. Unsec. Unsub. Nts., 3/18/16[3]	BRL	14,290,000	3,460,310
Banco Santander SA:
6.25% Jr. Sub. Perpetual Bonds[1,4]	EUR	7,700,000	8,029,045
6.375% Jr. Sub. Perpetual Bonds[1,4]		10,000,000	9,373,310
Bank of Ireland, 10% Sub. Nts., 2/12/20	EUR	10,000,000	13,838,351
Bank of Scotland plc:
4.875% Sec. Nts., 11/8/16	GBP	5,170,000	8,147,769
4.875% Sec. Nts., 12/20/24	GBP	8,675,000	15,676,377
Barclays plc:
4.375% Sub. Nts., 9/11/24		12,000,000	11,647,224
6.50% Jr. Sub. Perpetual Bonds[1,4]	EUR	15,000,000	16,463,123
6.625% Jr. Sub. Perpetual Bonds[1,4]		3,000,000	2,880,417
7.00% Jr. Sub. Perpetual Bonds[1,4]	GBP	12,143,000	17,696,546
8.00% Jr. Sub. Perpetual Bonds[1,4]	EUR	8,000,000	9,469,429
BNP Paribas SA:
5.945% Jr. Sub. Perpetual Bonds[1,4]	GBP	10,400,000	15,744,399
7.375% Jr. Sub. Perpetual Bonds[1,3,4]		5,855,000	5,898,912

19      OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

		Principal Amount	Value
Commercial Banks (Continued)
BPCE SA:
2.75% Sub. Nts., 7/8/26[1]	EUR	9,245,000	$10,298,700
4.50% Sub. Nts., 3/15/25[3]		5,000,000	4,822,750
Brazil Loan Trust 1, 5.477% Sec. Nts., 7/24/23[7]		10,258,913	8,925,254
Commerzbank AG, 8.125% Sub. Nts., 9/19/23[3]		6,990,000	8,131,886
Compass Bank, 3.875% Sub. Nts., 4/10/25		5,000,000	4,672,020
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Netherlands), 4.375% Sub. Nts., 8/4/25		6,100,000	6,119,044
Corp. Financiera de Desarrollo SA:
4.75% Sr. Unsec. Nts., 2/8/22[3]		2,285,000	2,330,700
4.75% Sr. Unsec. Nts., 7/15/25[3]		6,540,000	6,368,325
Corpbanca SA, 3.875% Sr. Unsec. Nts., 9/22/19[3]		7,900,000	7,994,484
CorpGroup Banking SA, 6.75% Sr. Unsec. Nts., 3/15/23[3]		3,530,000	3,371,150
Credit Agricole Assurances SA, 4.25% Sub. Perpetual Bonds[1,4]	EUR	10,000,000	10,311,255
Credit Agricole SA, 8.375% Jr. Sub. Perpetual Bonds[1,4,7]		30,000,000	34,206,000
Danske Bank:
5.684% Jr. Sub. Perpetual Bonds[1,4]	GBP	7,485,000	11,506,931
5.75% Jr. Sub. Perpetual Bonds[1,4]	EUR	6,000,000	6,637,946
EUROFIMA, 6.25% Sr. Unsec. Nts., 12/28/18	AUD	5,270,000	4,129,123
Export-Import Bank of India:
9.50% Sr. Unsec. Nts., 10/9/18	INR	175,000,000	2,805,324
9.70% Sr. Unsec. Nts., 11/21/18	INR	200,000,000	3,225,686
Export-Import Bank of Korea, 2.875% Sr. Unsec. Nts., 1/21/25		13,230,000	12,943,610
Grupo Aval Ltd., 4.75% Sr. Unsec. Nts., 9/26/22[3]		6,870,000	6,213,915
HBOS Capital Funding LP, 6.461% Jr. Sub. Perpetual Bonds[1,4]	GBP	3,285,000	5,277,247
HSBC Holdings plc:
6.375% Jr. Sub. Perpetual Bonds[1,4]		1,815,000	1,735,594
6.375% Jr. Sub. Perpetual Bonds[1,4]		19,900,000	19,054,250
ICICI Bank Ltd., 6.375% Jr. Sub. Nts., 4/30/22[1,3]		3,395,000	3,450,936
ICICI Bank Ltd. (Dubai), 4.75% Sr. Unsec. Nts., 11/25/16[3]		10,585,000	10,938,624
Industrial & Commercial Bank of China Ltd., 6% Jr. Sub. Perpetual Bonds[1,3,4]	CNY	50,000,000	8,006,953
ING Groep NV, 6.50% Jr. Sub. Perpetual Bonds[1,4]		15,000,000	14,315,625
Intesa Sanpaolo SpA:
5.017% Sub. Nts., 6/26/24[3]		8,555,000	8,459,928
7.70% Jr. Sub. Perpetual Bonds[1,3,4]		2,000,000	1,956,074
Krung Thai Bank PCL (Cayman Islands), 5.20% Sub. Nts., 12/26/24[1]		3,310,000	3,338,069
Lloyds Banking Group plc:
4.50% Sub. Nts., 11/4/24		2,000,000	2,022,428
7.00% Jr. Sub. Perpetual Bonds[1,4]	GBP	13,000,000	19,468,148
7.625% Jr. Sub. Perpetual Bonds[1,4]	GBP	8,000,000	12,253,275
NABARD, 8.19% Sr. Unsec. Nts., 6/8/18	INR	80,000,000	1,228,127
NN Group NV:
4.625% Sub. Nts., 4/8/44[1]	EUR	14,640,000	16,315,712
6.375% Sub. Nts., 5/7/27[1]	EUR	15,400,000	18,174,617
Nordea Bank AB, 6.125% Jr. Sub. Perpetual Bonds[1,3,4]		7,505,000	7,420,569
Novo Banco SA:
2.625% Sr. Unsec. Nts., 5/8/17	EUR	2,500,000	2,593,798
5.00% Unsec. Nts., 4/4/19	EUR	2,355,000	2,480,322
Rabobank Capital Funding Trust IV, 5.556% Jr. Sub. Perpetual Bonds[1,3,4]	GBP	8,355,000	13,270,977

20      OPPENHEIMER INTERNATIONAL BOND FUND

		Principal Amount	Value
Commercial Banks (Continued)
Royal Bank of Scotland Group plc:
3.625% Sub. Nts., 3/25/24[1]	EUR	9,000,000	$10,123,527
7.50% Jr. Sub. Perpetual Bonds[1,4]		4,380,000	4,381,358
8.00% Jr. Sub. Perpetual Bonds[1,4]		4,380,000	4,423,800
7.64% Jr. Sub. Perpetual Bonds, Series U1,4		2,165,000	2,316,550
Royal Bank of Scotland plc (The):
2.375% Sub. Nts., 11/2/15	CHF	3,020,000	3,097,638
13.125% Sub. Nts., 3/19/22[1]	AUD	30,052,000	23,559,116
Santander Holdings USA, Inc., 2.65% Sr. Unsec. Nts., 4/17/20		5,000,000	4,914,715
Santander UK Group Holdings plc, 4.75% Sub. Nts., 9/15/25[3]		9,070,000	9,011,789
Skandinaviska Enskilda Banken AB, 5.75% Jr. Sub. Perpetual Bonds[1,4]		8,065,000	7,670,049
Societe Generale SA:
2.625% Sub. Nts., 2/27/25	EUR	6,605,000	6,901,142
4.25% Sub. Nts., 4/14/25[3]		5,000,000	4,750,205
6.00% Jr. Sub. Perpetual Bonds[1,4]		8,000,000	7,410,584
7.875% Jr. Sub. Perpetual Bonds[1,3,4]		15,000,000	14,681,250
8.00% Jr. Sub. Perpetual Bonds[1,3,4]		11,765,000	11,603,231
SPCM SA, 2.875% Sr. Unsec. Nts., 6/15/23[3]	EUR	4,100,000	4,316,012
Standard Chartered plc:
3.20% Sr. Unsec. Nts., 4/17/25[3]		15,000,000	14,019,150
6.50% Jr. Sub. Perpetual Bonds[1,3,4]		5,300,000	4,947,121
Svenska Handelsbanken AB, 5.25% Jr. Sub. Perpetual Bonds[1,4]		20,000,000	18,934,300
Turkiye Vakiflar Bankasi TAO, 6.875% Sub. Nts., 2/3/25[1,3]		4,720,000	4,383,700
UniCredit SpA, 8% Jr. Sub. Perpetual Bonds[1,4]		2,000,000	1,913,678
Woori Bank:
4.75% Sub. Nts., 4/30/24[3]		14,527,000	15,038,670
5.00% Jr. Sub. Nts., 6/10/45[1,3]		9,975,000	9,875,060
			719,641,080

Diversified Financial Services—1.6%
AyT Cedulas Cajas X Fondo de Titulizacion de Activos, 3.75% Sec. Nts., 6/30/25	EUR	5,000,000	6,647,239
Baggot Securities Ltd., 10.24% Jr. Sub. Perpetual Bonds[3,4]	EUR	20,130,000	22,830,818
Banco BTG Pactual SA (Cayman Islands), 4% Sr. Unsec. Nts., 1/16/20[3]		2,170,000	1,725,150
Berkshire Hathaway, Inc., 1.625% Sr. Unsec. Nts., 3/16/35	EUR	25,240,000	23,770,313
Cedulas TDA 6 Fondo de Titulizacion de Activos, 3.875% Sec. Nts., 5/23/25	EUR	5,000,000	6,696,159
Corp. Financiera de Desarrollo SA, 5.25% Sub. Nts., 7/15/29[1,3]		2,410,000	2,373,850
FTE Verwaltungs GmbH, 9% Sr. Sec. Nts., 7/15/20[3]	EUR	4,820,000	5,426,262
Global Bank Corp., 5.125% Sr. Unsec. Nts., 10/30/19[3]		4,825,000	4,885,313
Intercorp Peru Ltd., 5.875% Sr. Unsec. Nts., 2/12/25[3]		3,280,000	3,124,200
JPMorgan Hipotecaria su Casita, 6.47% Sec. Nts., 8/26/35[7]	MXN	34,101,099	189,533
National Savings Bank, 8.875% Sr. Unsec. Nts., 9/18/18[3]		11,135,000	11,830,938
Nationwide Building Society, 1.25% Sr. Unsec. Nts., 3/3/25	EUR	9,000,000	9,516,782
Odebrecht Finance Ltd., 5.25% Sr. Unsec. Nts., 6/27/29[3]		4,455,000	2,361,150
Power Finance Corp. Ltd., 8.29% Sr. Unsec. Nts., 6/13/18	INR	180,000,000	2,762,836
Rural Electrification Corp. Ltd., 9.04% Sr. Unsec. Nts., 10/12/19	INR	250,000,000	3,942,931
			108,083,474

21      OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

		Principal Amount	Value
Insurance—1.5%
Allianz SE, 4.75% Jr. Sub. Perpetual Bonds[1,4]	EUR	10,000,000	$11,597,506
Aquarius+Investments plc for Swiss Reinsurance Co. Ltd.,
6.375% Sub. Nts., 9/1/24[1]		3,755,000	3,860,178
Assicurazioni Generali SpA:
7.75% Sub. Nts., 12/12/42[1]	EUR	14,385,000	18,902,787
10.125% Sub. Nts., 7/10/42[1]	EUR	15,000,000	21,731,424
Aviva plc, 6.125% Jr. Sub. Perpetual Bonds[1,4]	GBP	6,780,000	10,653,995
AXA SA, 3.54% Jr. Sub. Perpetual Bonds[1,4]	AUD	10,000,000	6,918,866
Sogecap SA, 4.125% Sub. Perpetual Bonds[1,4]	EUR	5,600,000	5,763,008
Swiss Reinsurance Co. via ELM BV:
3.41% Jr. Sub. Perpetual Bonds[1,4]	AUD	13,000,000	8,955,984
6.302% Sub. Perpetual Bonds[1,4]	GBP	7,340,000	11,743,884
			100,127,632

Real Estate Investment Trusts (REITs)—0.1%
Banco Invex SA/Hipotecaria Credito y Casa SA de CV, 6.45% Sec. Nts., 3/13/34[2,6]	MXN	27,602,566	—
Scentre Group Trust 1/Scentre Group Trust 2, 3.25% Sr. Unsec. Nts., 10/28/25[3]		7,000,000	6,748,742
			6,748,742

Real Estate Management & Development—0.1%
EMG SUKUK Ltd., 4.564% Sr. Unsec. Nts., 6/18/24		4,365,000	4,514,305
Techem GmbH, 6.125% Sr. Sec. Nts., 10/1/19[3]	EUR	2,635,000	3,080,746
			7,595,051

Thrifts & Mortgage Finance—0.1%
Housing Development Finance Corp. Ltd.:
8.70% Sr. Sec. Nts., 4/26/18	INR	250,000,000	3,829,540
8.95% Sec. Nts., 10/19/20	INR	125,000,000	1,948,617
			5,778,157

Health Care—0.2%
Health Care Providers & Services—0.1%
OCP SA, 4.50% Sr. Unsec. Nts., 10/22/25[3]		6,360,000	5,978,400

Pharmaceuticals—0.1%
Almirall SA, 4.625% Sr. Unsec. Nts., 4/1/21	EUR	5,295,000	6,129,046

Industrials—1.6%
Aerospace & Defense—0.3%
BOC Aviation Pte Ltd., 3% Sr. Unsec. Nts., 3/30/20[3]		9,880,000	9,809,912
Embraer Netherlands Finance BV, 5.05% Sr. Unsec. Nts., 6/15/25		7,895,000	7,324,586
			17,134,498

Air Freight & Couriers—0.1%
Pelabuhan Indonesia II PT, 4.25% Sr. Unsec. Nts., 5/5/25[3]		6,350,000	5,563,743

Airlines—0.1%
Emirates Airline, 4.50% Sr. Unsec. Nts., 2/6/25[3]		8,283,078	8,396,970

22      OPPENHEIMER INTERNATIONAL BOND FUND

		Principal Amount	Value
Construction & Engineering—0.0%
Odebrecht Finance Ltd., 8.25% Sr. Unsec. Nts., 4/25/18[3]	BRL	9,645,000	$1,363,851

Industrial Conglomerates—0.5%
Alfa SAB de CV, 5.25% Sr. Unsec. Nts., 3/25/24[3]		2,540,000	2,603,500
CITIC Ltd.:
6.625% Sr. Unsec. Nts., 4/15/21		3,310,000	3,718,156
6.80% Sr. Unsec. Nts., 1/17/23		6,510,000	7,401,304
7.875% Sub. Perpetual Bonds[1,4]		3,310,000	3,360,199
Hutchison Whampoa Europe Finance 13 Ltd., 3.75% Sub. Perpetual Bonds[1,4]	EUR	4,000,000	4,445,540
Hutchison Whampoa International 10 Ltd., 6% Sub. Perpetual Bonds[1,3,4]		10,000,000	10,036,200
Hutchison Whampoa International 14 Ltd., 3.625% Sr. Unsec. Nts., 10/31/24[3]		5,000,000	4,946,335
			36,511,234

Machinery—0.1%
KION Finance SA, 6.75% Sr. Sec. Nts., 2/15/20[3]	EUR	5,145,000	6,008,976
SKF AB, 2.375% Sr. Unsec. Nts., 10/29/20	EUR	925,000	1,091,985
			7,100,961

Road & Rail—0.2%
Transnet SOC Ltd., 4% Sr. Unsec. Nts., 7/26/22[3]		16,530,000	15,321,244

Trading Companies & Distributors—0.1%
Autoridad del Canal de Panama, 4.95% Sr. Unsec. Nts., 7/29/35[3]		3,235,000	3,233,159

Transportation Infrastructure—0.2%
DP World Ltd., 6.85% Sr. Unsec. Nts., 7/2/37[3]		8,445,000	8,972,813
Sydney Airport Finance Co. Pty Ltd., 3.375% Sr. Sec. Nts., 4/30/25[3]		2,395,000	2,316,597
			11,289,410

Information Technology—0.3%
Internet Software & Services—0.3%
Baidu, Inc., 4.125% Sr. Unsec. Nts., 6/30/25		13,895,000	13,629,592
Cerved Group SpA, 6.375% Sr. Sec. Nts., 1/15/20[3]	EUR	5,755,000	6,726,536
			20,356,128

Materials—2.4%
Chemicals—0.7%
Arkema SA, 4.75% Jr. Sub. Perpetual Bonds[1,4]	EUR	7,565,000	8,487,459
Braskem Finance Ltd.:
5.375% Sr. Unsec. Nts., 5/2/22[3]		565,000	449,175
6.45% Sr. Unsec. Nts., 2/3/24		4,770,000	3,947,175
Crown European Holdings SA, 3.375% Sr. Unsec. Nts., 5/15/25[3]	EUR	5,000,000	5,056,235
Mexichem SAB de CV, 5.875% Sr. Unsec. Nts., 9/17/44[3]		8,050,000	6,842,500
ONGC Videsh Ltd.:
2.75% Sr. Unsec. Nts., 7/15/21	EUR	7,490,000	8,426,070
4.625% Sr. Unsec. Nts., 7/15/24		12,580,000	12,916,452
			46,125,066

23      OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

		Principal Amount	Value
Construction Materials—0.4%
Cemex SAB de CV:
4.375% Sr. Sec. Nts., 3/5/23[3]	EUR	4,180,000	$4,239,390
4.75% Sr. Sec. Nts., 1/11/22[3]	EUR	2,440,000	2,591,401
Globo Comunicacao e Participacoes SA, 4.843% Sr. Unsec. Nts., 6/8/25[1,3]		6,605,000	5,779,375
HeidelbergCement Finance Luxembourg SA:
3.25% Sr. Unsec. Nts., 10/21/21	EUR	1,955,000	2,257,698
7.50% Sr. Unsec. Nts., 4/3/20	EUR	1,775,000	2,393,053
8.00% Sr. Unsec. Nts., 1/31/17	EUR	2,040,000	2,477,792
Lafarge SA:
4.75% Sr. Unsec. Nts., 9/30/20	EUR	3,205,000	4,111,348
5.375% Sr. Unsec. Nts., 6/26/17	EUR	1,515,000	1,830,983
Union Andina de Cementos SAA, 5.875% Sr. Unsec. Nts., 10/30/21[3]		1,870,000	1,804,550
			27,485,590

Containers & Packaging—0.2%
Klabin Finance SA, 5.25% Sr. Unsec. Nts., 7/16/24[3]		9,785,000	8,684,187
Smurfit Kappa Acquisitions, 4.875% Sr. Sec. Nts., 9/15/18[3]		5,290,000	5,461,925
			14,146,112

Metals & Mining—1.1%
ABJA Investment Co. Pte Ltd.:
4.95% Sr. Unsec. Nts., 5/3/23	SGD	1,250,000	833,420
5.95% Sr. Unsec. Nts., 7/31/24		3,480,000	3,087,052
ArcelorMittal:
2.875% Sr. Unsec. Nts., 7/6/20	EUR	4,935,000	4,840,260
5.25% Sr. Unsec. Nts., 2/25/17		8,650,000	8,585,125
Gestamp Funding Luxembourg SA:
5.875% Sr. Sec. Nts., 5/31/20[3]	EUR	4,415,000	4,983,133
5.875% Sr. Sec. Nts., 5/31/20	EUR	1,640,000	1,851,352
Glencore Finance Canada Ltd.:
2.05% Sr. Unsec. Nts., 10/23/15[3]		11,880,000	11,868,275
4.95% Sr. Unsec. Nts., 11/15/21[3]		4,160,000	3,454,552
Glencore Funding LLC:
2.875% Sr. Unsec. Nts., 4/16/20[3]		15,000,000	12,012,240
4.125% Sr. Unsec. Nts., 5/30/23[3]		7,515,000	5,922,594
Metalloinvest Finance Ltd., 5.625% Unsec. Nts., 4/17/20[3]		1,250,000	1,182,750
Southern Copper Corp.:
3.875% Sr. Unsec. Nts., 4/23/25		1,535,000	1,391,723
5.875% Sr. Unsec. Nts., 4/23/45		10,880,000	8,846,963
Vedanta Resources plc, 8.25% Sr. Unsec. Nts., 6/7/21[3]		6,797,000	4,811,732
			73,671,171

Paper & Forest Products—0.0%
Inversiones CMPC SA, 6.125% Sr. Unsec. Nts., 11/5/19[3]		1,980,000	2,180,390
Suzano Trading Ltd., 5.875% Sr. Unsec. Nts., 1/23/21[3]		1,690,000	1,647,750
			3,828,140

Telecommunication Services—2.0%
Diversified Telecommunication Services—1.3%
AT&T, Inc., 2.45% Sr. Unsec. Nts., 3/15/35	EUR	10,000,000	9,708,697

24      OPPENHEIMER INTERNATIONAL BOND FUND

		Principal Amount	Value
Diversified Telecommunication Services (Continued)
Colombia Telecomunicaciones SA ESP:
5.375% Sr. Unsec. Nts., 9/27/22[3]		$2,285,000	$2,026,795
8.50% Sub. Perpetual Bonds[1,3,4]		3,305,000	3,098,438
Digicel Ltd., 6.75% Sr. Unsec. Nts., 3/1/23[3]		6,945,000	6,285,225
Koninklijke KPN NV, 8.375% Sr. Unsec. Nts., 10/1/30		9,438,000	12,474,535
Oi SA, 9.75% Sr. Unsec. Nts., 9/15/16[3]	BRL	19,740,000	3,374,895
Telecom Italia Capital SA, 7.721% Sr. Unsec. Unsub. Nts., 6/4/38		15,957,000	17,393,130
Telefonica Emisiones SAU, 2.932% Sr. Unsec. Nts., 10/17/29	EUR	15,400,000	16,953,334
Telefonica Europe BV, 6.50% Jr. Sub. Perpetual Bonds[1,4]	EUR	10,000,000	11,818,930
UPC Holding BV, 6.75% Sr. Unsec. Nts., 3/15/23	EUR	1,440,000	1,732,113
			84,866,092

Wireless Telecommunication Services—0.7%
Digicel Group Ltd., 7.125% Sr. Unsec. Nts., 4/1/22[3]		3,410,000	2,958,175
Empresa Nacional de Telecomunicaciones SA, 4.75% Sr. Unsec. Nts., 8/1/26[3]		1,360,000	1,313,764
Millicom International Cellular SA, 6% Sr. Unsec. Nts., 3/15/25[3]		6,790,000	6,161,925
Mobile Telesystems OJSC via MTS International Funding Ltd., 5% Sr. Unsec. Nts., 5/30/23[3]		4,800,000	4,344,000
Telefonica Europe BV:
5.875% Jr. Sub. Perpetual Bonds[1,4]	EUR	2,000,000	2,245,312
6.75% Jr. Sub. Perpetual Bonds[1,4]	GBP	10,125,000	15,675,660
Telekom Austria AG, 5.625% Jr. Sub. Perpetual Bonds[1,4]	EUR	4,580,000	5,332,394
VimpelCom Holdings BV, 9% Sr. Unsec. Nts., 2/13/18[3]	RUB	128,400,000	1,826,295
Vimpel-Communications PJSC, 10% Sr. Unsec. Nts., 3/8/22[1]	RUB	95,300,000	1,349,488
Wind Acquisition Finance SA, 4% Sr. Sec. Nts., 7/15/20[3]	EUR	5,695,000	6,302,242
			47,509,255

Utilities—3.0%
Electric Utilities—2.2%
EDP Finance BV:
5.25% Sr. Unsec. Nts., 1/14/21[3]		11,585,000	12,254,984
6.00% Sr. Unsec. Nts., 2/2/18[3]		1,945,000	2,070,219
Electricite de France SA:
5.25% Jr. Sub. Perpetual Bonds[1,3,4]		5,788,000	5,592,655
5.625% Jr. Sub. Perpetual Bonds[1,3,4]		2,915,000	2,890,951
5.875% Jr. Sub. Perpetual Bonds[1,4]	GBP	9,600,000	14,248,086
6.00% Jr. Sub. Perpetual Bonds[1,4]	GBP	6,220,000	9,384,747
EnBW Energie Baden-Wuerttemberg AG, 3.625% Jr. Sub. Nts., 4/2/76[1]	EUR	7,490,000	7,561,485
Enel SpA:
5.00% Sub. Nts., 1/15/75[1]	EUR	10,075,000	11,557,510
8.75% Sub. Nts., 9/24/73[1,3]		5,000,000	5,754,850
Eskom Holdings SOC Ltd.:
6.75% Sr. Unsec. Nts., 8/6/23[3]		10,235,000	9,620,900
7.125% Sr. Unsec. Nts., 2/11/25[3]		6,610,000	6,250,350
Israel Electric Corp. Ltd.:
6.875% Sr. Sec. Nts., 6/21/23[3]		8,335,000	9,503,900
7.25% Sr. Sec. Nts., 1/15/19[3]		18,180,000	20,543,400
National Power Corp., 5.875% Sr. Unsec. Nts., 12/19/16	PHP	665,100,000	14,713,594

25      OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

		Principal Amount	Value
Electric Utilities (Continued)
Perusahaan Listrik Negara PT, 5.50% Sr. Unsec. Nts., 11/22/21[3]		$13,015,000	$13,145,150
Power Grid Corp. of India Ltd., 8.70% Sec. Nts., 7/15/18	INR	130,000,000	2,012,279
			147,105,060

Gas Utilities—0.1%
Empresa de Energia de Bogota SA, 6.125% Sr. Unsec. Nts., 11/10/21[3]		2,515,000	2,615,600
Gas Natural de Lima y Callao SA, 4.375% Sr. Unsec. Nts., 4/1/23[3]		2,645,000	2,611,938
			5,227,538

Independent Power and Renewable Electricity Producers—0.4%
AES Gener SA, 5% Sr. Unsec. Nts., 7/14/25[3]		4,415,000	4,488,364
Comision Federal de Electricidad, 4.875% Sr. Unsec. Nts., 1/15/24[3]		12,675,000	12,904,037
Hero Asia Investment Ltd., 2.875% Sr. Unsec. Nts., 10/3/17		3,310,000	3,324,677
Infinis plc:
7.00% Sr. Sec. Nts., 2/15/19[7]	GBP	4,300,000	6,626,465
7.00% Sr. Sec. Nts., 2/15/19	GBP	400,000	616,415
			27,959,958

Multi-Utilities—0.3%
Centrica plc, 3% Sub. Nts., 4/10/76[1]	EUR	8,480,000	8,699,637
Empresa Electrica Guacolda SA, 4.56% Sr. Unsec. Nts., 4/30/25[3]		4,445,000	4,220,399
NGG Finance plc, 4.25% Sub. Nts., 6/18/76[1]	EUR	10,305,000	12,026,985
			24,947,021
Total Corporate Bonds and Notes (Cost $2,163,675,221)			1,992,759,628

		Shares
Common Stock—0.0%
JP Morgan International, GDR[8] (Cost $0)		868,851	—

		Principal Amount
Structured Securities—0.3%
Credit Suisse First Boston International, Moitk Total Return Linked Nts., 21%, 3/30/11[6]	RUB	220,242,600	—
Credit Suisse First Boston, Inc. (Nassau Branch), Russian Specialized Construction & Installation Administration Total Return Linked Nts., 13%, 5/24/10[6]	RUB	64,600,000	—
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds:
3.01% Sr. Sec. Nts., 4/30/25[3,9]		3,303,737	2,066,357
3.138% Sr. Sec. Nts., 4/30/25[3,9]		3,248,519	2,031,820
3.191% Sr. Sec. Nts., 4/30/25[3,9]		4,044,670	2,529,780
3.242% Sr. Sec. Nts., 4/30/25[3,9]		4,616,377	2,887,360
3.269% Sr. Sec. Nts., 4/30/25[3,9]		3,687,945	2,306,663
3.346% Sr. Sec. Nts., 4/30/25[3,9]		3,466,511	2,168,165
3.797% Sr. Sec. Nts., 4/30/25[3,9]		4,209,469	2,632,856
3.894% Sr. Sec. Nts., 4/30/25[3,9]		3,634,203	2,273,049
LB Peru Trust II Certificates, Series 1998-A, 3.795%, 2/28/16[6]		11,734	—

26      OPPENHEIMER INTERNATIONAL BOND FUND

		Shares	Value
Structured Securities (Continued)
Morgan Stanley, Russian Federation Total Return Linked
Bonds, Series 007, Cl. VR, 5%, 8/22/34	RUB	176,813,954	$1,194,187
Total Structured Securities (Cost $38,111,268)			20,090,237

		Principal Amount
Short-Term Notes—3.0%
United States Treasury Bills:
0.043%, 10/29/15[9,10,11]		$125,000,000	124,995,868
0.23%, 2/11/16[9,11]		75,000,000	74,993,775
Total Short-Term Notes (Cost $199,933,524)			199,989,643

			Exercise	Expiration
Counterparty			Price	Date		Contracts
Over-the-Counter Options Purchased—0.4%
AUD Currency Call[8]	GSG	NZD	1.115	11/13/15	AUD	150,000,000	811,898
BRL Currency Call[8]	GSG	BRL	2.580	12/4/15	BRL	391,100,000	—
BRL Currency Call[8]	JPM	JPY	44.400	9/6/16	BRL	225,000,000	79,162
BRL Currency Call[8]	GSG	JPY	45.500	8/18/16	BRL	175,000,000	38,005
BRL Currency Call[8]	GSG	JPY	44.000	8/25/16	BRL	132,000,000	47,738
CAD Currency Put[8]	GSG	CAD	1.300	10/16/15	CAD	195,000,000	4,103,775
CNH Currency Put[8]	GSG	CNH	6.867	11/12/15	CNH	686,700,000	27,468
EUR Currency Call[8,14]	BOA	USD	1.135	12/11/15	EUR	225,000,000	972,675
EUR Currency Put[8]	CITNA-B	SEK	9.329	11/23/15	EUR	100,000,000	123,821
EUR Currency Put[8]	BOA	USD	1.118	12/23/15	EUR	200,000,000	4,304,000
EUR Currency Put[8]	BOA	EUR	0.950	8/1/17	EUR	150,000,000	1,970,400
EUR Currency Put[8,15]	BOA	USD	0.950	3/30/16	EUR	10,000,000	316,560
EUR Currency Put[8]	GSG	EUR	0.950	8/1/17	EUR	200,000,000	2,627,200

27      OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

			Exercise	Expiration
Counterparty			Price	Date		Contracts	Value
Over-the-Counter Options Purchased (Continued)
EUR Currency Put[8]	CITNA-B	EUR	0.950	8/9/17	EUR	150,000,000	$1,989,000
ILS Currency Put[8]	GSG	ILS	4.000	10/22/15	ILS	100,000,000	75,800
INR Currency Call[8]	BOA	INR	67.200	8/24/16	INR	1,680,000,000	445,200
INR Currency Call[8]	GSG	INR	66.600	8/25/16	INR	4,995,000,000	1,063,935
INR Currency Call[8]	JPM	INR	67.185	8/24/16	INR	3,359,250,000	886,842
INR Currency Call[8]	GSG	INR	64.750	11/18/15	INR	3,237,500,000	142,450
INR Currency Call[8]	JPM	INR	64.830	11/17/15	INR	3,241,500,000	152,351
JPY Currency Call[8,16]	GSG	JPY	119.000	12/10/15	JPY	17,850,000,000	321,300
MXN Currency Call[8]	JPM	MXN	15.060	4/11/16	MXN	753,000,000	150,600
NOK Currency Call[8]	GSG	NOK	8.000	11/19/15	NOK	1,200,000,000	260,400
TWD Currency Put[8]	SCB	TWD	32.570	11/18/15	TWD	3,257,000,000	1,996,541
ZAR Currency Call[8]	GSG	ZAR	13.022	3/4/16	ZAR	651,080,000	578,810
ZAR Currency Call[8]	BAC	ZAR	12.890	3/2/16	ZAR	322,250,000	236,209
ZAR Currency Call[8]	JPM	ZAR	12.890	3/2/16	ZAR	322,250,000	236,209
Total Over-the-Counter Options Purchased (Cost $37,117,044)							23,958,349

28      OPPENHEIMER INTERNATIONAL BOND FUND

		Pay/Receive					Notional
		Floating	Floating	Fixed	Expiration		Amount
Counterparty		Rate	Rate	Rate	Date		(000’s)	Value
Over-the-Counter Interest Rate Swaptions Purchased—0.4%
Interest Rate Swap maturing 3/9/16 Call[8]	BAC	Receive	MAX[0; (FRO 1 - FRO 2)- Strike Swap Rate]x 10	0.45%	3/7/16	EUR	100,000	$1,485,504
Interest Rate Swap maturing 1/2/17 Call[8]	BOA	Pay	BZDI	12.545	1/4/16	BRL	125,000	9,309
Interest Rate Swap maturing 1/2/19 Call[8]	BOA	Pay	BZDI	11.420	1/4/16	BRL	125,000	5,768
Interest Rate Swap maturing 1/4/21 Call[8]	BOA	Pay	BZDI	11.380	1/4/16	BRL	112,500	5,826
Interest Rate Swap maturing 10/13/20 Call[8]	GSG	Receive	Three- Month USD BBA LIBOR	2.125	10/9/15	USD	125,000	—
Interest Rate Swap maturing 10/19/25 Call[8]	JPM	Receive	Three- Month USD BBA LIBOR	2.510	10/15/15	USD	70,000	1,208
Interest Rate Swap maturing 10/22/25 Call[8]	BOA	Receive	Three- Month USD BBA LIBOR	2.735	10/20/15	USD	150,000	447
Interest Rate Swap maturing 10/5/25 Call[8]	BAC	Receive	Three- Month USD BBA LIBOR	2.500	10/1/15	USD	75,000	—

29      OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

		Pay/Receive					Notional
		Floating	Floating	Fixed	Expiration		Amount
Counterparty		Rate	Rate	Rate	Date		(000’s)	Value
Over-the-Counter Interest Rate Swaptions Purchased (Continued)
Interest Rate Swap maturing 10/8/45 Call[8]	BOA	Receive	Three- Month USD BBA LIBOR	2.943%	10/6/15	USD	50,000	$67
Interest Rate Swap maturing 11/10/35 Call[8]	JPM	Pay	Six-Month JPY BBA LIBOR	1.131	11/6/15	JPY	5,000,000	273,751
Interest Rate Swap maturing 11/18/25 Call[8]	BAC	Receive	Three- Month USD BBA LIBOR	3.335	11/16/15	USD	200,000	62,870
Interest Rate Swap maturing 11/20/28 Call[8]	BOA	Receive	Three- Month KRW CD KSDA	3.640	11/19/18	KRW	50,000,000	167,603
Interest Rate Swap maturing 12/14/20 Call[8]	BOA	Receive	Three- Month USD BBA LIBOR	1.717	12/10/15	USD	322,000	893,022
Interest Rate Swap maturing 12/14/35 Call[8]	BOA	Pay	Six-Month JPY BBA LIBOR	1.113	12/10/15	JPY	5,000,000	414,576
Interest Rate Swap maturing 12/17/25 Call[8]	GSG	Receive	Six-Month AUD BBR BBSW	3.405	12/16/16	AUD	60,000	136,622
Interest Rate Swap maturing 12/18/20 Call[8]	BOA	Receive	Three- Month USD BBA LIBOR	1.745	12/16/15	USD	322,000	894,265

30      OPPENHEIMER INTERNATIONAL BOND FUND

		Pay/Receive					Notional
		Floating	Floating	Fixed	Expiration		Amount
Counterparty		Rate	Rate	Rate	Date		(000’s)	Value
Over-the-Counter Interest Rate Swaptions Purchased (Continued)
Interest Rate Swap maturing 12/18/25 Call[8]	BOA	Receive	Six-Month AUD BBR BBSW	3.400%	12/17/15	AUD	45,000	$106,469
Interest Rate Swap maturing 12/21/45 Call[8]	BOA	Receive	Three- Month USD BBA LIBOR	2.943	12/17/15	USD	150,000	1,277,472
Interest Rate Swap maturing 4/30/24 Call[8]	GSG	Receive	Three- Month KRW CD KSDA	3.530	4/29/19	KRW	100,000,000	221,429
Interest Rate Swap maturing 5/19/25 Call[8]	JPM	Receive	Six-Month SGD SOR VWAP	3.170	5/15/20	SGD	100,000	2,223,307
Interest Rate Swap maturing 5/19/25 Call[8]	JPM	Pay	Six-Month SGD SOR VWAP	3.170	5/15/20	SGD	100,000	1,466,453
Interest Rate Swap maturing 5/30/33 Put[8]	BAC	Receive	Six-Month GBP BBA LIBOR	3.990	5/30/23	GBP	40,415	2,297,709
Interest Rate Swap maturing 7/31/22 Call[8]	BOA	Receive	Three- Month USD BBA LIBOR	2.002	11/23/15	USD	290,000	652,915
Interest Rate Swap maturing 9/12/35 Call[8]	JPM	Pay	Three- Month USD BBA LIBOR	3.108	9/10/25	USD	50,000	3,228,299

31      OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

		Pay/Receive					Notional
		Floating	Floating	Fixed	Expiration		Amount
Counterparty		Rate	Rate	Rate	Date		(000’s)	Value
Over-the-Counter Interest Rate Swaptions Purchased (Continued)
Interest Rate Swap maturing 9/12/35 Call[8]	JPM	Pay	Three- Month USD BBA LIBOR	3.108%	9/10/25	USD	50,000	$3,718,421
Interest Rate Swap maturing 9/19/28 Call[8]	JPM	Receive	Six-Month EUR EURIBOR	2.758	9/17/18	EUR	100,000	2,435,875
Interest Rate Swap maturing 9/26/39 Call[8]	GSG	Receive	Three- Month USD BBA LIBOR	4.000	9/24/19	USD	175,000	8,096,417

Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $ 59,577,601)								30,075,604

							Shares
Investment Company—8.1%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.18%[12,13] (Cost $543,275,597)							543,275,597	543,275,597

Total Investments, at Value (Cost $6,931,070,248)							94.4%	6,362,215,942

Net Other Assets (Liabilities)							5.6	377,426,420

Net Assets							100.0%	$6,739,642,362

Footnotes to Consolidated Statement of Investments

1. Represents the current interest rate for a variable or increasing rate security.

2. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $1,349,987,521 or 20.03% of the Fund’s net assets at period end.

4. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

5. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Consolidated Notes.

6. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Consolidated Notes.

7. Restricted security. The aggregate value of restricted securities at period end was $49,947,252, which represents 0.74% of the Fund’s net assets. See Note 4 of the accompanying Consolidated Notes. Information concerning restricted securities is as follows:

32      OPPENHEIMER INTERNATIONAL BOND FUND

Footnotes to Consolidated Statement of Investments (Continued)

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)

Brazil Loan Trust 1, 5.477% Sec. Nts., 7/24/23	7/25/13-7/25/14	$10,564,367	$8,925,254	$(1,639,113)
Credit Agricole SA, 8.375% Jr. Sub. Perpetual Bonds	5/1/13-1/2/14	32,636,885	34,206,000	1,569,115
Infinis plc, 7% Sr. Sec. Nts., 2/15/19	10/2/13-7/24/15	7,086,999	6,626,465	(460,534)
JPMorgan Hipotecaria su Casita, 6.47% Sec. Nts., 8/26/35	3/21/07	3,122,041	189,533	(2,932,508)

		$53,410,292	$49,947,252	$(3,463,040)

8. Non-income producing security.

9. Zero coupon bond reflects effective yield on the date of purchase.

10. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $13,959,539. See Note 6 of the accompanying Consolidated Notes.

11. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $30,325,416. See Note 6 of the accompanying Consolidated Notes.

12. Rate shown is the 7-day yield at period end.

13. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares September 30, 2014	Gross Additions	Gross Reductions	Shares September 30, 2015
Oppenheimer Institutional Money Market Fund, Cl. E	—	5,443,398,104	4,900,122,507	543,275,597

	Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E	$543,275,597	$270,703

14. Knock-out option becomes eligible for exercise if at any time spot rates are greater than or equal to 1.192 USD per 1 EUR.

15. Knock-out option is eligible for exercise if the spot exchange rate remains greater than 1.04 USD per 1 EUR and if the spot exchange rate at expiration is equal to or less than 0.95 USD per 1 EUR.

16.	Knock-out option becomes eligible for exercise if at any time spot rates are less than or equal to 114.40 JPY per 1 USD.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings (Unaudited)	Value	Percent
Mexico	$908,973,788	14.3%
United States	805,156,389	12.7
United Kingdom	674,242,930	10.6
France	502,316,049	7.9
Brazil	492,099,081	7.7
India	312,296,844	4.9
Italy	307,909,034	4.8
Japan	195,831,583	3.1

33      OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

Geographic Holdings (Unaudited) (Continued)	Value	Percent
Spain	$161,126,973	2.5%
Portugal	147,442,806	2.3
Germany	140,243,416	2.2
Netherlands	138,316,186	2.2
Australia	126,471,628	2.0
Switzerland	102,319,191	1.6
South Africa	96,495,449	1.5
Canada	84,769,863	1.3
Indonesia	82,282,931	1.3
Peru	75,096,909	1.2
Turkey	64,412,781	1.0
Ireland	62,070,475	1.0
Dominican Republic	59,285,999	0.9
Panama	55,916,572	0.9
Luxembourg	55,291,245	0.9
China	53,642,997	0.8
Hungary	43,567,767	0.7
South Korea	42,244,805	0.7
Chile	39,537,708	0.6
Sri Lanka	38,063,574	0.6
Sweden	35,116,902	0.6
Ivory Coast	33,773,596	0.5
Israel	32,072,963	0.5
New Zealand	30,175,215	0.5
Russia	26,672,097	0.4
United Arab Emirates	26,014,988	0.4
Jamaica	25,213,713	0.4
Morocco	24,699,301	0.4
Colombia	20,916,616	0.3
Serbia	19,695,000	0.3
Hong Kong	19,428,075	0.3
Malaysia	19,155,378	0.3
Denmark	18,144,877	0.3
Eurozone	16,225,035	0.3
Philippines	14,713,594	0.2
Singapore	13,499,671	0.2
Jersey, Channel Islands	12,293,535	0.2
Paraguay	12,077,125	0.2
Egypt	9,630,163	0.2
Uruguay	9,512,800	0.1
Venezuela	9,055,511	0.1
China Offshore	8,034,421	0.1
Zambia	6,964,200	0.1
Cayman Islands	6,394,188	0.1
Vietnam	6,390,055	0.1
Kazakhstan	6,178,883	0.1
Argentina	5,906,825	0.1
Austria	5,332,394	0.1
Belgium	5,142,387	0.1
Thailand	4,763,551	0.1
Supranational	4,129,123	0.1
Greece	3,673,771	0.1
Taiwan	1,996,541	0.0

34      OPPENHEIMER INTERNATIONAL BOND FUND

Geographic Holdings (Unaudited) (Continued)	Value	Percent

Norway	$1,798,475	0.0%

Total	$6,362,215,942	100.0%

Forward Currency Exchange Contracts as of September 30, 2015
			Currency
	Settlement		Purchased		Currency Sold	Unrealized	Unrealized
Counterparty	Month(s)		(000’s)		(000’s)	Appreciation	Depreciation

BAC	11/2015	EUR	99,550	USD	113,106	$—	$1,783,554
BAC	11/2015	GBP	54,525	USD	83,608	—	1,145,385
BAC	11/2015	JPY	5,747,000	USD	46,310	1,624,037	—
BAC	12/2015	USD	7,751	AUD	11,000	60,819	—
BAC	11/2015	USD	120,157	EUR	107,000	503,353	—
BAC	11/2015	USD	67,110	GBP	43,781	896,486	—
BAC	11/2015	USD	32,271	KRW	38,306,000	7,611	—
BAC	10/2015	USD	7,046	RUB	418,600	650,177	—
BOA	11/2015	AUD	100,000	USD	77,018	—	7,011,955
	11/2015 -
BOA	12/2015	EUR	397,000	USD	447,911	21,297	3,889,797
BOA	11/2015	GBP	57,055	USD	87,745	—	1,455,478
BOA	10/2015	IDR	126,427,000	USD	8,542	91,000	—
BOA	02/2016	INR	281,000	USD	4,117	57,236	—
BOA	11/2015	JPY	26,188,180	USD	217,657	1,011,327	239,948
BOA	10/2015	KRW	27,742,000	USD	25,924	—	2,518,908
BOA	11/2015	NOK	898,380	USD	109,879	—	4,434,464
BOA	11/2015	PLN	256,710	USD	68,823	47,024	1,415,136
BOA	11/2015	SEK	2,244,660	USD	265,130	3,571,362	217,167
BOA	11/2015	SGD	25,520	USD	18,596	—	693,010
BOA	11/2015	USD	76,067	CAD	94,810	5,038,236	—
BOA	11/2015	USD	487,884	EUR	441,520	1,092,089	6,945,049
BOA	11/2015	USD	635,633	GBP	417,895	3,619,007	—
BOA	10/2015	USD	40,763	IDR	562,429,000	2,432,002	—
	10/2015 -
BOA	02/2016	USD	125,388	INR	8,451,000	—	1,440,291
BOA	11/2015	USD	140,498	JPY	17,081,000	—	1,968,881
BOA	10/2015	USD	23,305	KRW	27,742,000	—	100,274
	11/2015 -
BOA	01/2016	USD	375,455	MXN	5,988,900	23,197,510	—
BOA	11/2015	USD	109,175	NOK	898,380	3,730,673	—
BOA	11/2015	USD	111,716	SEK	944,603	—	1,268,184
BOA	12/2015	USD	12,834	ZAR	176,670	227,667	—
CITNA-B	01/2016	BRL	90,000	USD	26,308	—	4,344,165
CITNA-B	11/2015	EUR	78,235	USD	88,402	37,473	953,030
CITNA-B	11/2015	GBP	4,410	USD	6,931	—	261,579
CITNA-B	11/2015	JPY	17,584,000	USD	145,967	885,883	190,243
CITNA-B	12/2015	MXN	318,100	USD	20,425	—	1,709,465
CITNA-B	11/2015	SEK	290,630	USD	33,567	1,194,458	—
CITNA-B	11/2015	SGD	20,130	USD	14,702	—	579,530
CITNA-B	12/2015	TRY	14,215	USD	4,637	—	30,672
CITNA-B	12/2015	USD	10,551	AUD	15,000	64,335	—
CITNA-B	11/2015	USD	299,507	EUR	268,525	1,832,940	2,599,940
CITNA-B	11/2015	USD	106,052	JPY	12,855,000	—	1,167,516
CITNA-B	12/2015	USD	49,394	MXN	769,300	4,168,005	—
CITNA-B	11/2015	USD	135,243	SEK	1,136,847	—	735,850
CITNA-B	11/2015	USD	34,801	SGD	46,890	1,905,582	—

35      OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

Forward Currency Exchange Contracts (Continued)
			Currency
	Settlement		Purchased	Currency Sold		Unrealized	Unrealized
Counterparty	Month(s)		(000’s)		(000’s)	Appreciation	Depreciation

	10/2015 -
CITNA-B	12/2015	USD	65,425	TRY	196,665	$1,609,619	$—
CITNA-B	12/2015	USD	69,068	ZAR	915,480	3,741,575	—
DEU	10/2015	BRL	576,550	USD	143,778	1,650,120	—
DEU	11/2015	DKK	259,325	USD	38,545	336,197	—
DEU	11/2015	EUR	23,245	USD	25,531	469,225	6,225
DEU	11/2015	JPY	13,388,328	USD	109,210	2,459,070	—
	10/2015 -
DEU	11/2015	USD	289,043	BRL	1,160,070	—	1,852,248
	10/2015 -
DEU	11/2015	USD	37,540	EUR	33,896	105,981	468,542
DEU	11/2015	USD	39,036	JPY	4,790,400	—	919,696
	10/2015 -
GSCO-OT	01/2016	BRL	952,550	USD	265,234	519,647	30,072,846
GSCO-OT	07/2016	CNH	957,300	USD	150,697	—	4,153,944
GSCO-OT	11/2015	DKK	31,375	USD	4,621	83,536	—
GSCO-OT	11/2015	EUR	188,000	USD	211,115	1,150,520	2,032,139
GSCO-OT	11/2015	GBP	37,900	USD	58,979	—	1,659,702
GSCO-OT	11/2015	JPY	36,443,088	USD	302,331	3,115,637	1,486,266
GSCO-OT	11/2015	KRW	78,039,000	USD	66,225	—	495,312
	10/2015 -
GSCO-OT	01/2017	USD	330,090	BRL	1,135,470	61,895,434	349,344
GSCO-OT	07/2016	USD	150,000	CNH	957,300	3,457,368	—
GSCO-OT	11/2015	USD	92,095	EUR	82,000	635,203	238,252
GSCO-OT	11/2015	USD	55,987	INR	3,764,870	—	940,676
	10/2015 -
GSCO-OT	11/2015	USD	274,023	JPY	33,549,436	83,023	5,852,612
GSCO-OT	11/2015	USD	35,581	KRW	40,100,000	1,806,511	—
GSCO-OT	11/2015	USD	41,899	TWD	1,368,000	567,334	—
HSBC	11/2015	AUD	12,335	USD	9,472	—	836,856
HSBC	11/2015	CAD	13,705	USD	10,539	—	272,023
HSBC	11/2015	DKK	202,940	USD	29,828	599,403	—
HSBC	11/2015	EUR	25,465	USD	28,418	127,188	68,591
HSBC	11/2015	GBP	2,935	USD	4,486	—	47,654
HSBC	11/2015	JPY	1,318,000	USD	10,746	247,340	—
HSBC	11/2015	SEK	130,750	USD	15,256	383,552	—
HSBC	03/2016	USD	7,782	CNH	50,530	—	12,085
HSBC	11/2015	USD	38,115	DKK	259,325	—	765,941
HSBC	11/2015	USD	361,345	EUR	324,115	1,259,837	2,354,798
HSBC	11/2015	USD	886	GBP	575	16,265	—
HSBC	11/2015	USD	203,044	JPY	25,247,000	—	7,533,618
JPM	11/2015	AUD	24,375	USD	17,749	—	686,101
JPM	10/2015	BRL	380,390	USD	92,064	3,885,014	—
JPM	01/2016	CNH	734,110	USD	117,082	—	3,136,575
JPM	11/2015	EUR	296,490	USD	326,336	5,686,886	468,547
JPM	11/2015	GBP	3,070	USD	4,732	351	89,126
JPM	10/2015	IDR	120,709,000	USD	8,148	95,142	—
JPM	11/2015	INR	7,697,120	USD	116,318	68,008	—
JPM	11/2015	JPY	6,803,000	USD	55,288	1,453,710	—
	10/2015 -
JPM	06/2018	KRW	162,142,000	USD	151,305	100,274	14,270,451

36      OPPENHEIMER INTERNATIONAL BOND FUND

Forward Currency Exchange Contracts (Continued)
			Currency
	Settlement		Purchased	Currency Sold		Unrealized	Unrealized
Counterparty	Month(s)		(000’s)		(000’s)	Appreciation	Depreciation

	11/2015 -
JPM	12/2015	MXN	755,400	USD	48,766	$—	$4,355,036
	10/2015 -
JPM	01/2017	USD	146,942	BRL	543,790	14,893,443	4,539
JPM	11/2015	USD	3,272	CHF	3,090	96,381	—
JPM	01/2016	USD	114,691	CNH	734,110	746,401	—
JPM	11/2015	USD	169,359	EUR	151,485	546,762	586,942
	10/2015 -
JPM	11/2015	USD	12,638	GBP	8,183	261,569	369
JPM	12/2015	USD	45,552	HUF	12,553,000	822,571	—
	11/2015 -
JPM	02/2016	USD	393,729	INR	26,144,000	—	1,256,775
JPM	11/2015	USD	163,081	JPY	20,032,000	—	4,001,890
	10/2015 -
JPM	06/2016	USD	154,000	KRW	161,911,600	17,823,806	—
JPM	12/2015	USD	143,024	MXN	2,384,000	3,925,879	1,132,775
JPM	11/2015	USD	20,886	MYR	86,580	1,199,041	—
JPM	01/2016	USD	15,270	PHP	705,000	310,175	—
MSCO	10/2015	BRL	206,580	USD	48,996	3,111,277	—
MSCO	11/2015	EUR	58,270	USD	65,699	109,985	648,187
MSCO	11/2015	GBP	91,060	USD	140,854	—	3,136,533
MSCO	11/2015	JPY	35,062,575	USD	285,663	7,325,154	542,229
MSCO	12/2015	MXN	1,416,500	USD	89,152	—	5,878,616
MSCO	11/2015	NOK	620,000	USD	74,126	—	1,360,057
MSCO	11/2015	USD	191,642	AUD	253,000	14,535,462	—
	10/2015 -
MSCO	01/2016	USD	159,983	BRL	516,580	32,416,506	211,372
MSCO	11/2015	USD	153,834	EUR	138,250	1,017,414	1,779,949
MSCO	11/2015	USD	158,535	GBP	104,095	1,103,672	—
MSCO	11/2015	USD	172,075	JPY	21,277,000	—	5,389,277
	12/2015 -
MSCO	01/2016	USD	534,119	MXN	8,653,800	26,395,003	340,018
MSCO	11/2015	USD	74,126	NOK	620,000	1,360,057	—
MSCO	11/2015	USD	33,490	NZD	47,000	3,551,848	—
NOM	11/2015	USD	80,189	EUR	72,715	—	1,124,612
RBS	11/2015	EUR	49,200	USD	55,682	—	664,014
RBS	10/2015	JPY	7,124,000	USD	59,058	328,298	—
RBS	11/2015	USD	100,807	EUR	90,110	41,843	1,807
RBS	11/2015	USD	59,095	JPY	7,124,000	—	323,611
SCB	11/2015	TWD	1,368,000	USD	42,002	—	670,248
TDB	10/2015	BRL	360,980	USD	90,861	192,516	—
TDB	11/2015	EUR	59,090	USD	67,199	1,847	1,122,213
	10/2015 -
TDB	01/2016	USD	346,499	BRL	1,192,630	51,294,454	—
TDB	11/2015	USD	2,481	COP	7,566,000	44,795	—
TDB	11/2015	USD	283,863	EUR	251,410	2,983,885	259,430
TDB	12/2015	USD	28,793	ZAR	394,170	665,536	—
TDB	12/2015	ZAR	232,720	USD	16,491	115,195	—

Total Unrealized Appreciation and Depreciation						$342,797,334	$164,960,140

37      OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

Futures Contracts as of September 30, 2015
			Expiration	Number of		Unrealized
Description	Exchange	Buy/Sell	Date	Contracts	Value	Appreciation

United States Treasury Nts., 10 yr.	CBT	Buy	12/21/15	1,924	$247,684,938	$2,613,544
United States Ultra Bonds	CBT	Buy	12/21/15	175	28,071,094	215,743

						$2,829,287

Exchange-Traded Options Written at September 30, 2015
		Exercise	Expiration			Premiums
Description		Price	Date	Number of Contracts		Received	Value

United States Treasury Nts., 10 yr., 12/15 Put	USD	127.000	11/20/15	USD	(2,415)	$2,974,000	$(943,360)

Over-the-Counter Options Written at September 30, 2015
			Exercise	Expiration			Premiums
Description	Counterparty		Price	Date	Number of Contracts		Received	Value

AUD Currency Put	BAC	JPY	73.700	9/12/16	AUD	(75,000,000)	$1,358,167	$(1,491,149)

AUD Currency Put	CITNA-B	JPY	73.600	9/12/16	AUD	(100,000,000)	1,871,959	(1,973,456)

AUD Currency Call	GSG	NZD	1.152	11/13/15	AUD	(150,000,000)	833,604	(165,633)

AUD Currency Put	GSG	NZD	1.099	11/13/15	AUD	(150,000,000)	1,284,678	(1,428,205)

BRL Currency Put	GSG	JPY	28.000	8/18/16	BRL	(175,000,000)	1,779,392	(4,899,335)

BRL Currency Put	GSG	JPY	25.000	9/12/16	BRL	(100,000,000)	1,532,854	(1,872,907)

BRL Currency Call	GSG	BRL	3.830	9/12/16	BRL	(191,500,000)	1,175,000	(1,064,740)

BRL Currency Put	GSG	JPY	28.000	8/25/16	BRL	(132,100,000)	1,194,653	(3,760,550)

BRL Currency Put	GSG	BRL	5.170	9/12/16	BRL	(258,500,000)	2,075,000	(2,765,433)

BRL Currency Put	JPM	JPY	29.100	9/6/16	BRL	(225,000,000)	2,169,911	(7,707,179)

CAD Currency Put	GSG	CAD	1.320	10/16/15	CAD	(198,000,000)	1,451,100	(2,010,294)

CNH Currency Put	GSG	CNH	6.867	11/12/15	CNH	(686,700,000)	765,000	(27,468)

EUR Currency Call	BOA	USD	1.160	12/23/15	EUR	(200,000,000)	1,728,400	(1,429,600)

EUR Currency Put	BOA	USD	1.075	12/23/15	EUR	(200,000,000)	1,870,500	(1,584,400)

EUR Currency Call	GSG	MXN	18.000	7/20/16	EUR	(37,500,000)	1,381,022	(3,990,720)

ILS Currency Put	GSG	ILS	4.100	10/22/15	ILS	(102,500,000)	34,750	(14,042)

INR Currency Put	BOA	INR	81.250	8/24/16	INR	(2,031,250,000)	345,000	(197,031)

INR Currency Put	GSG	INR	68.850	11/18/15	INR	(3,442,500,000)	365,000	(89,505)

INR Currency Put	GSG	INR	81.440	8/25/16	INR	(6,108,000,000)	1,116,000	(580,260)

INR Currency Put	JPM	INR	81.500	8/24/16	INR	(4,075,000,000)	774,546	(383,050)

JPY Currency Call	BOA	JPY	115.000	11/25/15	JPY	(23,000,000,000)	3,157,200	(943,000)

KRW Currency Call	JPM	KRW	1159.000	11/16/15	KRW	(58,000,000,000)	515,267	(348,000)

NOK Currency Put	GSG	NOK	8.760	11/19/15	NOK	(1,314,000,000)	1,527,000	(1,314,000)

SGD Currency Call	GSG	SGD	1.420	11/25/15	SGD	(213,000,000)	1,132,500	(1,627,746)

ZAR Currency Put	BAC	ZAR	16.388	3/2/16	ZAR	(409,685,000)	397,248	(427,711)

ZAR Currency Put	BOA	ZAR	17.000	9/14/16	ZAR	(425,000,000)	926,150	(1,005,550)

ZAR Currency Put	GSG	ZAR	16.754	3/4/16	ZAR	(837,700,000)	814,000	(747,229)

ZAR Currency Put	JPM	ZAR	16.388	3/2/16	ZAR	(409,685,000)	432,747	(427,711)

Total Over-the-Counter Options Written							$34,008,648	$ (44,275,904)

Centrally Cleared Credit Default Swaps at September 30, 2015
				Notional
	Buy/Sell	Fixed	Maturity	Amount	Premiums
Reference Asset	Protection	Rate	Date	(000’s)	Received/(Paid)	Value

CDX.EM.23	Buy	1.000%	6/20/20 USD	15,685	$(1,506,632)	$1,954,651

CDX.EM.23	Buy	1.000	6/20/20 USD	15,620	(1,665,266)	1,946,551

CDX.EM.23	Buy	1.000	6/20/20 USD	15,620	(1,516,008)	1,946,551

38      OPPENHEIMER INTERNATIONAL BOND FUND

Centrally Cleared Credit Default Swaps (Continued)
				Notional
	Buy/Sell	Fixed	Maturity	Amount		Premiums
Reference Asset	Protection	Rate	Date	(000’s)		Received/(Paid)	Value

CDX.EM.23	Buy	1.000%	6/20/20	USD	15,620	$(1,485,635)	$1,946,551

Total Cleared Credit Default Swaps						$(6,173,541)	$7,794,304

Over-the-Counter Credit Default Swaps at September 30, 2015
Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received/(Paid)	Value
Alpha Bank AE	BAC	Buy	5.000%	3/20/17 EUR	5,335	$(626,176)	$1,105,707
Banco Bilbao Vizcaya Argentaria Sociedad Anonima	UBS	Sell	3.000	12/20/17 EUR	4,405	171,759	204,045
Banco Bilbao Vizcaya Argentaria Sociedad Anonima	UBS	Sell	3.000	12/20/17 EUR	4,405	171,759	204,045
Banco Santander SA	BAC	Sell	3.000	9/20/17 EUR	20,000	(72,359)	790,118
Banco Santander SA	BOA	Sell	3.000	12/20/17 EUR	5,000	(106,178)	219,686
Banco Santander SA	UBS	Sell	3.000	9/20/17 EUR	8,850	(31,905)	349,627
Brazilian Government International	CITNA-B	Buy	1.000	12/20/20 USD	24,017	(3,991,732)	4,117,107
Colombia Government International	BOA	Buy	1.000%	12/20/20 USD	9,675	(589,557)	714,723
Colombia Government International	BOA	Buy	1.000	9/20/20 USD	16,345	(657,599)	1,173,567
Colombia Government International	DEU	Buy	1.000	12/20/20 USD	9,675	(571,926)	714,723
Hellenic Republic	BAC	Sell	1.000	3/20/20 USD	3,090	1,097,122	(1,092,752)
Hellenic Republic	BAC	Sell	1.000	3/20/20 USD	3,090	1,174,372	(1,092,752)
Hellenic Republic	GSG	Sell	1.000	3/20/20 USD	25,000	9,752,778	(8,841,035)
Hellenic Republic Government B	GSG	Sell	1.000	9/20/20 USD	20,000	7,000,000	(7,195,295)
ICICI Bank Ltd.	GSG	Sell	1.000	12/20/19 USD	10,000	359,971	(313,645)
Indonesia Government International	BAC	Buy	1.000	12/20/20 USD	6,855	(584,765)	552,219
Indonesia Government International	BAC	Buy	1.000	12/20/20 USD	16,110	(1,039,771)	1,338,729
Indonesia Government International	BNP	Buy	1.000	12/20/20 USD	6,855	(591,941)	552,219
Indonesia Government International	BNP	Buy	1.000	12/20/20 USD	12,890	(794,162)	1,071,150
Indonesia Government International	BOA	Buy	1.000	9/20/20 USD	16,035	(1,115,327)	1,237,928

39      OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

Over-the-Counter Credit Default Swaps (Continued)
Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received/(Paid)	Value
Italy Government International	GSG	Sell	1.000%	12/20/20 USD	50,000	$250,887	$(593,868)
Kingdom of Spain	GSG	Buy	1.000	6/20/20 USD	50,000	70,615	198,935
Kingdom of Spain	GSG	Buy	1.000	6/20/20 USD	50,000	47,068	198,935
Mexico Government International	CITNA-B	Buy	1.000	9/20/20 USD	16,045	(477,922)	626,599
Mexico Government International	CITNA-B	Buy	1.000	12/20/20 USD	16,180	(701,316)	647,905
Mexico Government International	DEU	Buy	1.000	9/20/20 USD	16,099	(389,118)	628,708
Mexico Government International	GSG	Buy	1.000	9/20/20 USD	16,045	(382,286)	626,599
Mexico Government International	JPM	Buy	1.000	9/20/20 USD	16,045	(389,594)	626,599
Mexico Government International	JPM	Buy	1.000	9/20/20 USD	16,100	(387,741)	628,747
Penerbangan Malaysia Bhd	BAC	Buy	1.000	12/20/20 USD	6,855	(481,199)	444,221
Penerbangan Malaysia Bhd	BAC	Buy	1.000	9/20/20 USD	9,660	(365,334)	603,828
Penerbangan Malaysia Bhd	BNP	Buy	1.000	9/20/20 USD	9,660	(391,324)	603,828
Penerbangan Malaysia Bhd	BNP	Buy	1.000	12/20/20 USD	6,445	(257,865)	434,046
Penerbangan Malaysia Bhd	BNP	Buy	1.000%	12/20/20 USD	9,724	(504,329)	630,409
Penerbangan Malaysia Bhd	BNP	Buy	1.000	12/20/20 USD	6,445	(328,478)	417,831
Penerbangan Malaysia Bhd	BOA	Buy	1.000	12/20/20 USD	6,855	(469,331)	444,221
Penerbangan Malaysia Bhd	BOA	Buy	1.000	9/20/20 USD	12,880	(516,067)	805,104
Penerbangan Malaysia Bhd	BOA	Buy	1.000	12/20/20 USD	12,965	(678,236)	840,523
Penerbangan Malaysia Bhd	BOA	Buy	1.000	12/20/20 USD	3,430	(237,809)	222,272
Penerbangan Malaysia Bhd	JPM	Buy	1.000	12/20/20 USD	9,665	(407,941)	650,901
People’s Republic of China	GSG	Sell	1.000	6/20/20 USD	75,000	(519,283)	(845,291)
Republic of Indonesia	BNP	Buy	1.000	9/20/20 USD	9,620	(677,203)	742,680
Republic of Indonesia	BNP	Buy	1.000	6/20/20 USD	16,450	(609,257)	1,134,858
Republic of Turkey	BNP	Buy	1.000	12/20/20 USD	16,110	(1,347,934)	1,681,348
Republic of Turkey	BNP	Buy	1.000	12/20/20 USD	16,105	(1,524,949)	1,680,826
Republic of Turkey	BNP	Buy	1.000	12/20/20 USD	16,105	(1,461,018)	1,680,826
Republic of Turkey	GSG	Buy	1.000	3/20/20 USD	30,891	(1,485,803)	2,671,647
Republic of Turkey	GSG	Buy	1.000	12/20/20 USD	32,219	(3,071,303)	3,362,591
Republic of Turkey	HSBC	Buy	1.000	3/20/20 USD	19,795	(934,427)	1,711,996

40      OPPENHEIMER INTERNATIONAL BOND FUND

Over-the-Counter Credit Default Swaps (Continued)
Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received/(Paid)	Value
Republic of Turkey	HSBC	Buy	1.000%	12/20/20 USD	16,105	$(1,549,378)	$1,680,826
Republic of Turkey	MOS-A	Buy	1.000	9/20/20 USD	16,096	(1,256,346)	1,591,643
Republic of Turkey	MOS-A	Buy	1.000	12/20/20 USD	9,715	(894,840)	989,487
Russian Foreign Bond - Eurobon	BNP	Buy	1.000	12/20/20 USD	5,888	(729,047)	739,707
Russian Foreign Bond - Eurobon	BNP	Buy	1.000	12/20/20 USD	8,829	(1,069,772)	1,109,184
Russian Foreign Bond - Eurobon	CITNA-B	Buy	1.000	9/20/20 USD	14,599	(1,636,842)	1,750,411
Russian Foreign Bond - Eurobon	GSG	Buy	1.000	9/20/20 USD	14,700	(1,790,856)	1,762,521
Russian Foreign Bond - Eurobon	HSBC	Buy	1.000	9/20/20 USD	14,590	(1,634,921)	1,749,332
Spain Government Bond	GSG	Buy	1.000	12/20/20 USD	50,000	(54,790)	245,407
State Bank of India	BNP	Sell	1.000	9/20/19 USD	13,035	537,811	(284,256)
Telefonica SA	UBS	Sell	1.000	9/20/17 EUR	5,000	627,078	31,670

Total Over-the-Counter Credit Default Swaps						$(19,126,037)	$30,683,870

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)		Amount Recoverable*	Reference Asset Rating Range**
Investment Grade Single Name Corporate Debt	$23,035,000		$-		BBB-
Investment Grade Single Name Corporate Debt (EUR)	47,660,000	EUR	-	EUR	BBB-to BBB
Investment Grade Sovereign Debt	125,000,000		-		BBB+ to AA-
Non-Investment Grade Sovereign Debt	51,180,000		-		CCC+

Total USD	$199,215,000		$-

Total EUR	47,660,000	EUR	-	EUR

*The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

**The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Over-the-Counter Currency Swaps at September 30, 2015

Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date		Notional Amount Currency Received (000’s)		Notional Amount Currency Delivered (000’s)	Premiums Received / (Paid)	Value
		Six-
		Month
		USD
		BBA
BAC	Pay	LIBOR	7.150%	1/28/19	INR	1,567,863	USD	25,000	$10,739	$(24,599)

41      OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

Over-the-Counter Currency Swaps (Continued)
Counterparty	Pay/Receive Floating	Floating Rate	Fixed Rate	Maturity Date		Notional Amount Currency Received (000’s)		Notional Amount Currency Delivered (000’s)	Premiums Received / (Paid)	Value

		Six-
		Month
		USD
		BBA
BOA	Pay	LIBOR	6.300%	4/13/18	INR	1,151,625	USD	18,500	$—	$(836,738)

		Six-
		Month
		USD
		BBA
BOA	Pay	LIBOR	6.330	4/15/18	INR	1,153,475	USD	18,500	—	(799,624)

		Six-
		Month
		USD
		BBA
BOA	Pay	LIBOR	6.670	5/27/18	INR	2,385,000	USD	37,500	(332)	(808,965)

		Six-
		Month
		USD
		BBA
BOA	Pay	LIBOR	6.820	5/13/18	INR	1,181,225	USD	18,500	—	(207,075)

		Six-
		Month
		USD
		BBA
BOA	Pay	LIBOR	6.520	4/28/18	INR	2,379,380	USD	37,500	—	(864,302)

		Three-
		Month
		USD
		BBA
BOA	Receive	LIBOR	2.960	12/22/16	USD	131,264	CNH	846,650	—	(1,616,108)

		Six-
		Month
		USD
		BBA
BOA	Pay	LIBOR	7.100	1/21/19	INR	921,795	USD	15,025	—	(13,828)

		Three-
		Month
		USD
		BBA
BOA	Receive	LIBOR	2.970	12/28/16	USD	$60,000	CNH	$389,400	—	(1,133,090)

		Six-
		Month
		USD
		BBA
BOA	Pay	LIBOR	6.330	3/31/20	INR	855,100	USD	13,662	—	(583,105)

		Six-
		Month
		USD
		BBA
BOA	Pay	LIBOR	6.250	3/25/20	INR	851,861	USD	13,674	—	(1,065,263)

42      OPPENHEIMER INTERNATIONAL BOND FUND

Over-the-Counter Currency Swaps (Continued)
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date		Notional Amount Currency Received (000’s)		Notional Amount Currency Delivered (000’s)	Premiums Received / (Paid)	Value

		Six-
		Month
		USD
		BBA
GSG	Pay	LIBOR	7.210%	1/13/19	INR	935,000	USD	15,039	$—	$(355,515)

		Six-
		Month
		USD
		BBA
GSG	Pay	LIBOR	7.100	1/15/19	INR	931,750	USD	15,045	—	(466,709)

		Six-
		Month
		USD
		BBA
GSG	Pay	LIBOR	6.300	4/9/18	INR	2,336,250	USD	37,500	—	(1,211,396)

Total Over-the-Counter Currency Swaps									$10,407	$(9,986,317)

Centrally Cleared Interest Rate Swaps at September 30, 2015
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date		Notional Amount (000’s)	Value
		Three-Month USD
BAC	Receive	BBA LIBOR	2.376%	2/15/41	USD	25,000	$506,683
		Six-Month GBP BBA
BAC	Receive	LIBOR	2.570	7/29/35	GBP	50,000	(1,092,429)
		Three-Month USD
BAC	Receive	BBA LIBOR	2.234	5/31/22	USD	70,000	(2,578,306)
		Six-Month EUR
BAC	Pay	EURIBOR	1.600	8/20/25	EUR	72,100	34,344
		Six-Month GBP
BAC	Receive	BBA LIBOR	2.440	8/18/25	GBP	56,700	(724,188)
		Three-Month USD
BAC	Pay	BBA LIBOR	2.702	6/18/24	USD	16,440	(1,200,291)
		Three-Month USD
BAC	Receive	BBA LIBOR	2.020	9/18/25	USD	5,380	12,602
		Six-Month EUR
BOA	Pay	EURIBOR	1.617	8/20/25	EUR	91,000	124,802
		Three-Month USD
BOA	Receive	BBA LIBOR	2.019	9/18/25	USD	5,500	12,252
		Six-Month AUD
BOA	Receive	BBR BBSW	2.985	9/7/25	AUD	60,800	(410,142)
		Three-Month AUD
BOA	Pay	BBR BBSW	2.150	9/21/18	AUD	85,500	244,589
		Three-Month USD
BOA	Receive	BBA LIBOR	1.095	9/25/18	USD	65,265	(222,332)
		Three-Month AUD
BOA	Pay	BBR BBSW	2.020	9/7/18	AUD	185,300	26,289
		Six-Month GBP
BOA	Receive	BBA LIBOR	2.460	8/18/25	GBP	77,500	(1,092,955)
		Six-Month EUR
BOA	Pay	EURIBOR	2.078	6/8/35	EUR	50,000	(183,725)

43      OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

Centrally Cleared Interest Rate Swaps (Continued)
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date		Notional Amount (000’s)	Value
		Three-Month USD
BOA	Receive	BBA LIBOR	2.595%	8/14/24	USD	28,000	$(1,661,437)

		Three-Month USD
BOA	Receive	BBA LIBOR	2.222	5/31/22	USD	158,700	(5,719,902)

		Six-Month PLN
DEU	Pay	WIBOR WIBO	2.170	8/28/20	PLN	78,500	187,047

		Three-Month USD
GSG	Receive	BBA LIBOR	2.396	10/29/24	USD	6,660	(324,521)

		Three-Month USD
GSG	Pay	BBA LIBOR	2.695	6/19/24	USD	16,320	(1,181,019)

		Six-Month SGD SOR
GSG	Pay	VWAP	1.510	1/20/20	SGD	70,000	(1,507,060)

		Six-Month SGD SOR
GSG	Pay	VWAP	2.775	3/4/25	SGD	157,000	(2,907,197)

		Three-Month HUF
JPM	Receive	BUBOR	1.775	7/18/17	HUF	14,250,000	(115,331)

		Three-Month HUF
JPM	Receive	BUBOR	1.910	7/8/17	HUF	14,500,000	(191,543)

		Three-Month USD
JPM	Receive	BBA LIBOR	2.399	10/29/24	USD	6,190	(303,241)

Total Centrally Cleared Interest Rate Swaps							$(20,267,011)

Over-the-Counter Interest Rate Swaps at September 30, 2015
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date		Notional Amount (000’s)	Value
BAC	Pay	MXN TIIE BANXICO	3.600%	2/29/16	MXN	3,650,000	$73,756

BAC	Pay	MXN TIIE BANXICO	6.395	9/18/25	MXN	105,000	395

		Three-Month MYR
BOA	Pay	KLIBOR BNM	4.060	7/24/20	MYR	82,500	(194,564)

		Three-Month MYR
BOA	Receive	KLIBOR BNM	3.730	7/24/16	MYR	385,000	108,618

BOA	Pay	MXN TIIE BANXICO	6.395	9/18/25	MXN	107,500	405

		Six-Month INR
		MIBOR OIS
BOA	Receive	Compound	6.980	7/30/20	INR	1,875,000	253,518

BOA	Pay	BZDI	14.460	1/2/25	BRL	130,000	(222,813)

BOA	Pay	BZDI	13.975	1/2/18	BRL	163,500	(1,115,854)

BOA	Receive	NSERO	7.360	7/30/16	INR	8,250,000	(415,665)

		Six-Month INR
		MIBOR OIS
BOA	Receive	Compound	7.000	5/12/18	INR	1,200,000	(91,420)

		Three-Month COP
CITNA-B	Pay	IBR OIS Compound	4.680	5/11/18	COP	58,400,000	(699,763)

CITNA-B	Pay	Six-Month CLP TNA	3.750	5/14/18	CLP	5,000,000	(48,618)

		Six-Month PLN
GSG	Pay	WIBOR WIBO	1.860	5/20/20	PLN	200,000	(223,214)

GSG	Pay	Six-Month CLP TNA	4.107	5/28/20	CLP	10,000,000	(74,701)

GSG	Pay	Six-Month CLP TNA	4.170	5/27/20	CLP	3,250,000	(12,155)

GSG	Pay	MXN TIIE BANXICO	3.600	2/29/16	MXN	3,612,500	47,205

		Three-Month COP
GSG	Pay	IBR OIS	7.340	9/18/25	COP	18,500,000	(38,385)

44      OPPENHEIMER INTERNATIONAL BOND FUND

Over-the-Counter Interest Rate Swaps (Continued)
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date		Notional Amount (000’s)	Value

		Three-Month HKD
GSG	Receive	HIBOR HKAB	3.230%	7/24/24	HKD	420,000	$(2,233,596)

GSG	Receive	MXN TIIE BANXICO	4.604	6/14/18	MXN	545,000	(14,183)

		Three-Month HKD
GSG	Receive	HIBOR HKAB	3.230	9/12/24	HKD	425,000	(2,206,764)

GSG	Pay	BZDI	13.145	1/2/17	BRL	153,500	(1,010,581)

		Three-Month MYR
GSG	Pay	KLIBOR BNM	4.440	3/16/25	MYR	120,000	(523,603)

GSG	Pay	Six-Month CLP TNA	3.675	5/11/18	CLP	16,000,000	(213,698)

		Three-Month PLN
GSG	Pay	WIBOR WIBO	1.920	5/11/17	PLN	1,000,000	898,857

		Three-Month MYR
GSG	Pay	KLIBOR	4.410	4/15/25	MYR	240,000	(1,117,947)

HSBC	Receive	MXN TIIE BANXICO	5.180	4/13/20	MXN	382,000	56,991

JPM	Receive	MXN TIIE BANXICO	5.185	4/9/20	MXN	350,000	46,341

		Three-Month COP
JPM	Pay	IBR OIS	7.280	9/18/25	COP	20,000,000	(69,107)

		Three-Month KRW
JPM	Receive	CD KSDA	3.325	6/24/29	KRW	107,000,000	(3,859,541)

		Three-Month KRW
JPM	Receive	CD KSDA	3.080	6/10/18	KRW	132,000,000	(3,344,324)

JPM	Receive	BZDI	15.520	1/2/25	BRL	36,000	(150,172)

JPM	Receive	MXN TIIE BANXICO	5.230	4/7/20	MXN	320,000	28,170

		Three-Month COP
JPM	Pay	IBR OIS	6.090	10/29/24	COP	15,470,000	(391,924)

		Three-Month COP
JPM	Pay	IBR OIS	4.410	2/9/18	COP	87,000,000	(1,058,424)

		Three-Month CNY
JPM	Receive	CNREPOFIX=CFXS	2.630	6/26/20	CNY	165,000	109,808

		Three-Month KRW
JPM	Pay	CD KSDA	3.490	6/24/34	KRW	57,700,000	4,783,009

		Three-Month KRW
JPM	Receive	CD KSDA	1.840	8/20/20	KRW	124,000,000	(890,701)

		Three-Month COP
JPM	Pay	IBR OIS	5.790	2/10/25	COP	32,000,000	(1,086,667)

		Three-Month COP
MOS-A	Pay	IBR OIS	6.090	10/29/24	COP	15,940,000	(403,832)

SIB	Receive	BZDI	15.530	1/2/25	BRL	37,500	(158,425)

Total Over-the-Counter Interest Rate Swaps							$(15,463,568)

Over-the-Counter Credit Default Swaptions Written at September 30, 2015
Description	Counterparty	Buy/Sell Protection	Reference Asset	Fixed Rate	Expiration Date		Notional Amount (000’s)	Premiums Received	Value

Credit Default Swap Maturing 6/20/20	JPM	Buy	CDX.NA.HY.24	5.000%	10/21/15	USD	50,000	$487,575	$(558,110)

Credit Default Swap Maturing 6/20/20	JPM	Buy	CDX.NA.HY.24	5.000	10/21/15	USD	50,000	452,925	(354,080)

45      OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

Over-the-Counter Credit Default Swaptions Written (Continued)
Description	Counterparty	Buy/Sell Protection	Reference Asset	Fixed Rate	Expiration Date		Notional Amount (000’s)	Premiums Received	Value
Credit Default Swap Maturing 12/20/20	JPM	Buy	iTRAXX Europe Crossover Series 24 Version 1	5.000%	11/18/15	EUR	75,000	$755,686	$(1,602,083)
Credit Default Swap Maturing 12/20/20	JPM	Buy	iTRAXX Europe Crossover Series 24 Version 1	5.000	11/18/15	EUR	75,000	914,369	(1,250,186)
Credit Default Swap Maturing 12/20/20	JPM	Buy	iTRAXX Europe Crossover Series 24 Version 1	5.000	11/18/15	EUR	35,000	407,989	(453,039)
Credit Default Swap Maturing 12/20/20	JPM	Buy	iTRAXX Europe Crossover Series 24 Version 1	5.000	11/18/15	EUR	25,000	287,500	(247,789)

Total Over-the-Counter Credit Default Swaptions Written								$3,306,044	$(4,465,287)

Over-the-Counter Interest Rate Swaptions Written at September 30, 2015
Description	Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date		Notional Amount (000’s)	Premiums Received	Value
Interest Rate Swap maturing 11/10/35 Call	BAC	Pay	Six- Month JPY BBA LIBOR	1.445%	11/6/15	JPY	5,000,000	$1,133,243	$(2,502)
Interest Rate Swap maturing 10/5/25 Call	BAC	Pay	Three- Month USD BBA LIBOR	2.700	10/1/15	USD	75,000	475,000	—
Interest Rate Swap maturing 11/18/25 Call	BAC	Pay	Six- Month EUR EURIBOR	2.175	11/16/15	EUR	200,000	1,087,928	(63,665)
Interest Rate Swap maturing 11/18/25 Call	BAC	Pay	Three- Month USD BBA LIBOR	3.635	11/16/15	USD	200,000	1,009,900	(10,162)
Interest Rate Swap maturing 11/10/35 Call	BAC	Receive	Six- Month JPY BBA LIBOR	1.445	11/6/15	JPY	5,000,000	1,133,244	(2,294,589)
Interest Rate Swap maturing 1/6/26 Call	BOA	Receive	Six- Month EUR EURIBOR	0.903%	1/4/16	EUR	150,000	1,460,450	(1,279,867)
Interest Rate Swap maturing 1/2/18 Call	BOA	Pay	BZDI	12.900	1/4/16	BRL	150,000	313,868	(2,342,574)

46      OPPENHEIMER INTERNATIONAL BOND FUND

Over-the-Counter Interest Rate Swaptions Written (Continued)
Description	Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date		Notional Amount (000’s)	Premiums Received	Value
Interest Rate Swap maturing 12/21/45 Call	BOA	Pay	Three- Month USD BBA LIBOR	3.193%	12/17/15	USD	150,000	$4,000,000	$(447,067)

Interest Rate Swap maturing 12/18/18 Call	BOA	Pay	Three- Month AUD BBR BBSW	2.430	12/17/15	AUD	135,000	205,058	(81,871)

Interest Rate Swap maturing 12/14/35 Call	BOA	Receive	Six- Month JPY BBA LIBOR	1.018	12/10/15	JPY	5,000,000	157,417	(167,951)

Interest Rate Swap maturing 12/14/45 Call	BOA	Pay	Three- Month USD BBA LIBOR	2.763	12/10/15	USD	75,000	2,300,000	(1,139,510)

Interest Rate Swap maturing 7/30/26 Call	BOA	Pay	MXN TIIE BANXICO	7.000	8/10/16	MXN	1,000,000	2,288,203	(1,987,939)

Interest Rate Swap maturing 10/29/18 Call	BOA	Receive	Three- Month AUD BBR BBSW	2.190	10/28/15	AUD	200,000	525,384	(378,904)

Interest Rate Swap maturing 12/18/45 Call	BOA	Pay	Three- Month USD BBA LIBOR	2.830	12/16/15	USD	75,000	2,600,000	(966,346)

Interest Rate Swap maturing 1/4/21 Call	BOA	Pay	BZDI	12.580	1/4/16	BRL	112,500	215,870	(4,475,612)

Interest Rate Swap maturing 6/8/46 Call	BOA	Pay	Six- Month EUR EURIBOR	1.745	6/6/16	EUR	50,000	4,089,725	(2,591,195)

Interest Rate Swap maturing 1/2/19 Call	BOA	Pay	BZDI	14.750	1/4/16	BRL	125,000	140,028	(1,619,519)

Interest Rate Swap maturing 1/2/17 Call	BOA	Pay	BZDI	14.320	1/4/16	BRL	125,000	86,488	(573,373)

Interest Rate Swap maturing 6/8/46 Call	BOA	Pay	Six- Month EUR EURIBOR	1.646	6/6/16	EUR	35,000	2,912,166	(2,139,950)

Interest Rate Swap maturing 6/8/46 Call	BOA	Receive	Six- Month EUR EURIBOR	1.646	6/6/16	EUR	35,000	2,912,166	(2,867,025)

47      OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

Over-the-Counter Interest Rate Swaptions Written (Continued)
Description	Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date		Notional Amount (000’s)	Premiums Received	Value
Interest Rate Swap maturing 2/1/26 Call	BOA	Receive	Six- Month EUR EURIBOR	0.954%	1/28/16	EUR	150,000	$1,653,954	$(1,815,820)

Interest Rate Swap maturing 6/8/46 Call	BOA	Receive	Six- Month EUR EURIBOR	1.745	6/6/16	EUR	50,000	4,089,725	(4,971,745)

Interest Rate Swap maturing 11/23/25 Call	GSG	Pay	Six- Month EUR EURIBOR	1.250	11/19/15	EUR	150,000	750,392	(390,639)

Interest Rate Swap maturing 12/14/21 Call	GSG	Pay	Six- Month EUR EURIBOR	0.970	12/10/15	EUR	200,000	875,355	(599,407)

Interest Rate Swap maturing 12/17/18 Call	GSG	Pay	Three- Month AUD BBR BBSW	2.440	12/16/15	AUD	180,750	208,762	(104,819)

Interest Rate Swap maturing 11/23/25 Call	GSG	Receive	Six- Month EUR EURIBOR	0.750	11/19/15	EUR	150,000	472,623	(200,805)

Interest Rate Swap maturing 6/7/47 Call	GSG	Pay	Six- Month EUR EURIBOR	1.810	6/5/17	EUR	100,000	5,753,820	(3,221,732)

Interest Rate Swap maturing 6/7/47 Call	GSG	Receive	Six- Month EUR EURIBOR	1.810	6/5/17	EUR	100,000	5,753,820	(4,289,612)

Interest Rate Swap maturing 4/30/24 Call	GSG	Pay	Three- Month KRW CD KSDA	4.530	4/29/19	KRW	100,000,000	579,626	(67,053)

Interest Rate Swap maturing 2/12/29 Call	JPM	Pay	Three- Month KRW CD KSDA	4.610	2/11/19	KRW	100,000,000	1,026,886	(116,903)

Interest Rate Swap maturing 9/19/28 Call	JPM	Receive	Six- Month EUR EURIBOR	0.758	9/17/18	EUR	150,000	2,016,247	(1,368,388)

Interest Rate Swap maturing 1/2/18 Call	JPM	Pay	BZDI	12.900	1/4/16	BRL	150,000	313,868	(671,700)

Interest Rate Swap maturing 11/19/20 Call	JPM	Pay	MXN TIIE BANXICO	5.950	11/25/15	MXN	740,000	799,263	(49,882)

48      OPPENHEIMER INTERNATIONAL BOND FUND

Over-the-Counter Interest Rate Swaptions Written (Continued)
Description	Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date		Notional Amount (000’s)	Premiums Received	Value
Interest Rate Swap maturing 3/1/26 Call	JPM	Pay	Six- Month EUR EURIBOR	2.200%	2/26/16	EUR	100,000	$—	$(317,822)

Interest Rate Swap maturing 12/4/25 Call	JPM	Pay	Six- Month EUR EURIBOR	1.850	12/2/15	EUR	100,000	1,173,587	(305,160)

Interest Rate Swap maturing 11/10/35 Call	JPM	Pay	Six- Month JPY BBA LIBOR	1.381	11/6/15	JPY	5,000,000	312,713	(9,331)

Interest Rate Swap maturing 10/6/22 Call	JPM	Receive	Three- Month USD BBA LIBOR	2.118	10/2/15	USD	150,000	1,068,750	(4,110,138)

Total Over-the-Counter Interest Rate Swaptions Written								$55,895,529	$(48,040,577)

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BNP	BNP Paribas
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GSCO-OT	Goldman Sachs Bank USA
GSG	Goldman Sachs Group, Inc. (The)
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA
MOS-A	Morgan Stanley
MSCO	Morgan Stanley Capital Services, Inc.
NOM	Nomura Global Financial Products, Inc.
RBS	Royal Bank of Scotland plc (The)
SCB	Standard Chartered Bank
SIB	Banco Santander SA
TDB	Toronto Dominion Bank
UBS	UBS AG

Currency abbreviations indicate amounts reporting in currencies
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Offshore Chinese Renminbi
CNY	Chinese Renminbi
COP	Colombian Peso
DKK	Danish Krone
EUR	Euro
GBP	British Pound Sterling
HKD	Hong Kong Dollar
HUF	Hungarian Forint

49      OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

Currency abbreviations (Continued)
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	New Turkish Lira
TWD	New Taiwan Dollar
ZAR	South African Rand

Definitions
BANXICO	Banco de Mexico
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BBR BBSW	Bank Bill Swap Reference Rate (Australian Financial Market)
BNM	Bank Negara Malaysia
BUBOR	Budapest Interbank Offered Rate
BZDI	Brazil Interbank Deposit Rate
CD	Certificate of Deposit
CDX.EM.23	Markit CDX Emerging Markets Index
CDX.NA.HY.24	Markit CDX North American High Yield
CNREPOFIX=
CFXS	Repurchase Fixing Rates
EURIBOR	Euro Interbank Offered Rate
FRO 1	Floating Rate Option 30 yr. rate
FRO 2	Floating Rate Option 10 yr. rate
HIBOR	Hong Kong Interbank Offered Rate
HKAB	Hong Kong Association of Banks
IBR	Indicador Bancario de Referencia
iTRAXX Europe
Crossover Series
23 Version 1	Credit Default Swap Trading Index for a Specific Basket of Securities
KLIBOR	Kuala Lumpur Interbank Offered Rate
KSDA	Korean Securities Dealers Assn.
MIBOR	Mumbai Interbank Offered Rate
NSERO	Indian Rupee Floating Rate
OIS	Overnight Index Swap
SOR VWAP	Swap Offered Rate Singapore Dollar Index
TNA	Non-Deliverable CLP Camara
TIIE	Interbank Equilibrium Interest Rate
WIBOR WIBO	Poland Warsaw Interbank Offer Bid Rate

Exchange Abbreviations
CBT	Chicago Board of Trade

See accompanying Notes to Consolidated Financial Statements.

50      OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES September 30, 2015

Assets
Investments, at value—see accompanying consolidated statement of investments:
Unaffiliated companies (cost $6,387,794,651)	$5,818,940,345
Affiliated companies (cost $543,275,597)	543,275,597

6,362,215,942

Cash	86,147,867

Cash—foreign currencies (cost $18,171,855)	18,126,259

Cash used for collateral on centrally cleared swaps	30,557,771

Unrealized appreciation on forward currency exchange contracts	342,797,334

Swaps, at value (net premiums paid $38,779,695)	57,349,837

Centrally cleared swaps, at value (premiums paid $6,173,541)	8,942,912

Receivables and other assets:
Investments sold	138,563,732
Interest, dividends and principal paydowns	86,282,495
Shares of beneficial interest sold	14,848,786
Other	284,512

Total assets	7,146,117,447

Liabilities
Unrealized depreciation on forward currency exchange contracts	164,960,140

Options written, at value (premiums received $36,982,648)	45,219,264

Swaps, at value (net premiums received $19,664,065)	52,115,852

Centrally cleared swaps, at value	21,415,619

Swaptions written, at value (premiums received $59,201,573)	52,505,864

Payables and other liabilities:
Investments purchased (including $3,177,805 purchased on a when-issued or delayed delivery basis)	38,177,939
Shares of beneficial interest redeemed	28,808,575
Dividends	1,480,513
Distribution and service plan fees	587,751
Variation margin payable	270,626
Trustees’ compensation	231,033
Shareholder communications	55,127
Other	646,782

Total liabilities	406,475,085

Net Assets	$6,739,642,362

Composition of Net Assets
Par value of shares of beneficial interest	$1,200,879

Additional paid-in capital	7,588,700,943

Accumulated net investment loss	(282,185,373)

Accumulated net realized loss on investments and foreign currency transactions	(139,846,764)

Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(428,227,323)

Net Assets	$6,739,642,362

51      OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $2,010,994,609 and 358,062,416 shares of beneficial interest outstanding)	$5.62

Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$5.90

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $39,835,178 and 7,119,124 shares of beneficial interest outstanding)	$5.60

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $585,787,625 and 104,687,432 shares of beneficial interest outstanding)	$5.60

Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $1,154,224,896 and 205,765,647 shares of beneficial interest outstanding)	$5.61

Class R Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $166,931,684 and 29,808,791 shares of beneficial interest outstanding)	$5.60

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $2,781,868,370 and 495,435,838 shares of beneficial interest outstanding)	$5.61

See accompanying Notes to Consolidated Financial Statements.

52      OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF OPERATIONS For The Year Ended September 30, 2015

Investment Income
Interest (net of foreign withholding taxes of $919,669)	$307,723,089
Dividends affiliated companies	270,703
Total investment income	307,993,792
Expenses
Management fees	39,245,933
Distribution and service plan fees:
Class A	6,333,259
Class B	564,106
Class C	7,141,790
Class R	961,194
Transfer and shareholder servicing agent fees:
Class A	5,636,166
Class B	124,266
Class C	1,572,637
Class I	274,902
Class R	423,893
Class Y	6,886,794
Shareholder communications:
Class A	67,306
Class B	3,887
Class C	17,740
Class I	2,546
Class R	6,137
Class Y	73,324
Custodian fees and expenses	1,038,484
Trustees’ compensation	170,920
Borrowing fees	20,440
Other	764,500
Total expenses	71,330,224
Less reduction to custodian expenses	(24,191)
Less waivers and reimbursements of expenses	(279,368)
Net expenses	71,026,665
Net Investment Income	236,967,127

53      OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF OPERATIONS Continued

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies (includes premiums on options exercised) (net of foreign capital gains tax of $911,128)	$(84,521,393)
Closing and expiration of option contracts written	38,109,375
Closing and expiration of futures contracts	(25,367,393)
Foreign currency transactions	(175,032,033)
Swap contracts	(42,038,544)
Closing and expiration of swaption contracts written	19,022,191

Net realized loss	(269,827,797)

Net change in unrealized appreciation/depreciation on:
Investments	(277,257,541)
Translation of assets and liabilities denominated in foreign currencies	58,507,203
Futures contracts	2,902,984
Option contracts written	4,240,263
Swap contracts	(10,903,875)
Swaption contracts written	3,480,248

Net change in unrealized appreciation/depreciation	(219,030,718)

Net Decrease in Net Assets Resulting from Operations	$(251,891,388)

See accompanying Notes to Consolidated Financial Statements.

54      OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2015	Year Ended September 30, 2014
Operations
Net investment income	$236,967,127	$304,348,005
Net realized loss	(269,827,797)	(295,661,659)
Net change in unrealized appreciation/depreciation	(219,030,718)	187,878,965
Net increase (decrease) in net assets resulting from operations	(251,891,388)	196,565,311

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(59,378,613)	(49,126,496)
Class B	(981,103)	(913,904)
Class C	(12,542,702)	(9,773,444)
Class I	(24,536,293)	(8,451,135)
Class R1	(4,124,206)	(2,577,862)
Class Y	(79,088,208)	(46,766,286)
	(180,651,125)	(117,609,127)

Distributions from net realized gain:
Class A	—	(1,551,481)
Class B	—	(41,079)
Class C	—	(397,939)
Class I	—	(171,958)
Class R1	—	(86,156)
Class Y	—	(1,251,387)
	—	(3,500,000)

Tax return of capital distribution:
Class A	(18,311,460)	(77,492,539)
Class B	(302,557)	(1,441,599)
Class C	(3,867,978)	(15,416,710)
Class I	(7,566,619)	(13,330,890)
Class R1	(1,271,842)	(4,066,340)
Class Y	(24,389,599)	(73,769,522)
	(55,710,055)	(185,517,600)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(934,147,804)	(1,653,442,423)
Class B	(29,914,814)	(54,893,347)
Class C	(227,136,145)	(370,198,065)
Class I	437,267,773	249,628,901
Class R1	(37,350,514)	(33,203,127)
Class Y	(444,271,574)	(468,544,980)
	(1,235,553,078)	(2,330,653,041)

55      OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS Continued

Net Assets
Total decrease	$(1,723,805,646)	$(2,440,714,457)

Beginning of period	8,463,448,008	10,904,162,465

End of period (including accumulated net investment loss of $282,185,373 and $84,556,780, respectively)	$6,739,642,362	$8,463,448,008

1. Effective July 1, 2014, Class N shares were renamed Class R. See Note 1 of the accompanying Consolidated Notes.

See accompanying Notes to Consolidated Financial Statements.

56      OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

Class A	Year Ended September 30, 2015		Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 28, 2012[1]	Year Ended September 30, 2011
Per Share Operating Data
Net asset value, beginning of period	$6.01		$6.09	$6.54	$6.29	$6.80
Income (loss) from investment operations:
Net investment income[2]	0.18		0.19	0.23	0.25	0.25
Net realized and unrealized gain (loss)	(0.39)		(0.08)	(0.40)	0.33	(0.44)
Total from investment operations	(0.21)		0.11	(0.17)	0.58	(0.19)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.14)		(0.07)	(0.24)	(0.33)	(0.26)
Distributions from net realized gain	0.00		0.00[3]	(0.04)	0.00	(0.06)
Tax return of capital distribution	(0.04)		(0.12)	0.00	0.00	0.00
Total dividends and/or distributions to shareholders	(0.18)		(0.19)	(0.28)	(0.33)	(0.32)
Net asset value, end of period	$5.62		$6.01	$6.09	$6.54	$6.29

Total Return, at Net Asset Value[4]	(3.57)%		1.86%	(2.77)%	9.58%	(2.88)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,010,994		$3,104,220	$4,794,923	$5,886,327	$6,382,276
Average net assets (in thousands)	$2,556,904		$4,022,858	$5,586,929	$6,013,740	$7,004,799
Ratios to average net assets:[5]
Net investment income	3.03%		3.16%	3.61%	3.89%	3.80%
Expenses excluding interest and fees from borrowings	1.02%		1.02%	1.01%	1.02%	0.98%
Interest and fees from borrowings	0.00%	[6]	0.00%	0.00%	0.00%	0.00%
Total expenses[7]	1.02%		1.02%	1.01%	1.02%	0.98%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.02%		1.02%	1.01%	1.02%	0.98%
Portfolio turnover rate	111%		108%	105%	111%	80%

1. September 28, 2012 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Consolidated Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended September 30, 2015	1.02%
Year Ended September 30, 2014	1.02%
Year Ended September 30, 2013	1.01%
Year Ended September 28, 2012	1.02%
Year Ended September 30, 2011	0.98%

See accompanying Notes to Consolidated Financial Statements.

57      OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class B	Year Ended September 30, 2015		Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 28, 2012[1]	Year Ended September 30, 2011
Per Share Operating Data
Net asset value, beginning of period	$5.99		$6.07	$6.51	$6.27	$6.78
Income (loss) from investment operations:
Net investment income[2]	0.13		0.14	0.18	0.19	0.19
Net realized and unrealized gain (loss)	(0.38)		(0.08)	(0.40)	0.33	(0.44)
Total from investment operations	(0.25)		0.06	(0.22)	0.52	(0.25)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.11)		(0.05)	(0.18)	(0.28)	(0.20)
Distributions from net realized gain	0.00		0.00[3]	(0.04)	0.00	(0.06)
Tax return of capital distribution	(0.03)		(0.09)	0.00	0.00	0.00
Total dividends and/or distributions to shareholders	(0.14)		(0.14)	(0.22)	(0.28)	(0.26)
Net asset value, end of period	$5.60		$5.99	$6.07	$6.51	$6.27

Total Return, at Net Asset Value[4]	(4.32)%		1.06%	(3.46)%	8.50%	(3.74)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$39,835		$73,164	$128,905	$193,955	$226,660
Average net assets (in thousands)	$56,357		$99,269	$165,674	$208,830	$257,491
Ratios to average net assets:[5]
Net investment income	2.27%		2.38%	2.77%	3.02%	2.93%
Expenses excluding interest and fees from borrowings	1.77%		1.81%	1.85%	1.89%	1.84%
Interest and fees from borrowings	0.00%	[6]	0.00%	0.00%	0.00%	0.00%
Total expenses[7]	1.77%		1.81%	1.85%	1.89%	1.84%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.77%		1.81%	1.85%	1.89%	1.84%
Portfolio turnover rate	111%		108%	105%	111%	80%

1. September 28, 2012 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Consolidated Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended September 30, 2015	1.77%
Year Ended September 30, 2014	1.81%
Year Ended September 30, 2013	1.85%
Year Ended September 28, 2012	1.89%
Year Ended September 30, 2011	1.84%

See accompanying Notes to Consolidated Financial Statements.

58      OPPENHEIMER INTERNATIONAL BOND FUND

Class C	Year Ended September 30, 2015		Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 28, 2012[1]	Year Ended September 30, 2011
Per Share Operating Data
Net asset value, beginning of period	$5.99		$6.07	$6.51	$6.27	$6.78
Income (loss) from investment operations:
Net investment income[2]	0.13		0.15	0.19	0.20	0.21
Net realized and unrealized gain (loss)	(0.38)		(0.08)	(0.40)	0.33	(0.45)
Total from investment operations	(0.25)		0.07	(0.21)	0.53	(0.24)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.11)		(0.06)	(0.19)	(0.29)	(0.21)
Distributions from net realized gain	0.00		0.00[3]	(0.04)	0.00	(0.06)
Tax return of capital distribution	(0.03)		(0.09)	0.00	0.00	0.00
Total dividends and/or distributions to shareholders	(0.14)		(0.15)	(0.23)	(0.29)	(0.27)
Net asset value, end of period	$5.60		$5.99	$6.07	$6.51	$6.27

Total Return, at Net Asset Value[4]	(4.31)%		1.13%	(3.30)%	8.69%	(3.58)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$585,788		$858,281	$1,238,931	$1,614,123	$1,724,712
Average net assets (in thousands)	$713,793		$1,033,206	$1,509,389	$1,651,022	$1,891,414
Ratios to average net assets:[5]
Net investment income	2.30%		2.45%	2.93%	3.21%	3.10%
Expenses excluding interest and fees from borrowings	1.77%		1.74%	1.69%	1.71%	1.68%
Interest and fees from borrowings	0.00%	[6]	0.00%	0.00%	0.00%	0.00%
Total expenses[7]	1.77%		1.74%	1.69%	1.71%	1.68%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.77%		1.74%	1.69%	1.71%	1.68%
Portfolio turnover rate	111%		108%	105%	111%	80%

1. September 28, 2012 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Consolidated Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended September 30, 2015	1.77%
Year Ended September 30, 2014	1.74%
Year Ended September 30, 2013	1.69%
Year Ended September 28, 2012	1.71%
Year Ended September 30, 2011	1.68%

See accompanying Notes to Consolidated Financial Statements.

59      OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class I	Year Ended September 30, 2015		Year Ended September 30, 2014	Year Ended September 30, 2013	Period Ended September 28, 2012[1,2]
Per Share Operating Data
Net asset value, beginning of period	$6.00		$6.08	$6.53	$6.36
Income (loss) from investment operations:
Net investment income[3]	0.21		0.22	0.24	0.18
Net realized and unrealized gain (loss)	(0.39)		(0.08)	(0.38)	0.18
Total from investment operations	(0.18)		0.14	(0.14)	0.36
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.16)		(0.09)	(0.27)	(0.19)
Distributions from net realized gain	0.00		0.00[4]	(0.04)	0.00
Tax return of capital distribution	(0.05)		(0.13)	0.00	0.00
Total dividends and/or distributions to shareholders	(0.21)		(0.22)	(0.31)	(0.19)
Net asset value, end of period	$5.61		$6.00	$6.08	$6.53

Total Return, at Net Asset Value[5]	(3.16)%		2.32%	(2.31)%	5.70%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,154,225		$779,478	$542,637	$855
Average net assets (in thousands)	$918,521		$611,312	$206,805	$380
Ratios to average net assets:[6]
Net investment income	3.54%		3.58%	3.95%	4.20%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.57%		0.56%	0.57%	0.57%
Interest and fees from borrowings	0.00%	[7]	0.00%	0.00%	0.00%
Total expenses[8]	0.57%		0.56%	0.57%	0.57%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.57%		0.56%	0.57%	0.57%
Portfolio turnover rate	111%		108%	105%	111%

1. September 28, 2012 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Consolidated Notes.

2. For the period from January 27, 2012 (inception of offering) to September 28, 2012.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Less than $0.005 per share.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

6. Annualized for periods less than one full year.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended September 30, 2015	0.57%
Year Ended September 30, 2014	0.56%
Year Ended September 30, 2013	0.57%
Period Ended September 28, 2012	0.57%

See accompanying Notes to Consolidated Financial Statements.

60      OPPENHEIMER INTERNATIONAL BOND FUND

Class R	Year Ended September 30, 2015		Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 28, 2012[1]	Year Ended September 30, 2011
Per Share Operating Data
Net asset value, beginning of period	$5.99		$6.07	$6.52	$6.28	$6.79
Income (loss) from investment operations:
Net investment income[2]	0.16		0.17	0.20	0.22	0.22
Net realized and unrealized gain (loss)	(0.39)		(0.08)	(0.40)	0.33	(0.44)
Total from investment operations	(0.23)		0.09	(0.20)	0.55	(0.22)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.12)		(0.07)	(0.21)	(0.31)	(0.23)
Distributions from net realized gain	0.00		0.00[3]	(0.04)	0.00	(0.06)
Tax return of capital distribution	(0.04)		(0.10)	0.00	0.00	0.00
Total dividends and/or distributions to shareholders	(0.16)		(0.17)	(0.25)	(0.31)	(0.29)
Net asset value, end of period	$5.60		$5.99	$6.07	$6.52	$6.28

Total Return, at Net Asset Value[4]	(3.84)%		1.55%	(3.16)%	9.01%	(3.28)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$166,932		$216,721	$252,758	$314,773	$322,070
Average net assets (in thousands)	$192,512		$234,841	$290,208	$314,673	$325,834
Ratios to average net assets:[5]
Net investment income	2.81%		2.84%	3.19%	3.50%	3.39%
Expenses excluding interest and fees from borrowings	1.27%		1.35%	1.53%	1.54%	1.44%
Interest and fees from borrowings	0.00%	[6]	0.00%	0.00%	0.00%	0.00%
Total expenses[7]	1.27%		1.35%	1.53%	1.54%	1.44%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.27%		1.32%	1.43%	1.41%	1.38%
Portfolio turnover rate	111%		108%	105%	111%	80%

1. September 28, 2012 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Consolidated Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended September 30, 2015	1.27%
Year Ended September 30, 2014	1.35%
Year Ended September 30, 2013	1.53%
Year Ended September 28, 2012	1.54%
Year Ended September 30, 2011	1.44%

See accompanying Notes to Consolidated Financial Statements.

61      OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class Y	Year Ended September 30, 2015		Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 28, 2012[1]	Year Ended September 30, 2011
Per Share Operating Data
Net asset value, beginning of period	$6.01		$6.09	$6.53	$6.29	$6.80
Income (loss) from investment operations:
Net investment income[2]	0.20		0.21	0.25	0.26	0.27
Net realized and unrealized gain (loss)	(0.41)		(0.08)	(0.40)	0.33	(0.44)
Total from investment operations	(0.21)		0.13	(0.15)	0.59	(0.17)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.15)		(0.08)	(0.25)	(0.35)	(0.28)
Distributions from net realized gain	0.00		0.00[3]	(0.04)	0.00	(0.06)
Tax return of capital distribution	(0.04)		(0.13)	0.00	0.00	0.00
Total dividends and/or distributions to shareholders	(0.19)		(0.21)	(0.29)	(0.35)	(0.34)
Net asset value, end of period	$5.61		$6.01	$6.09	$6.53	$6.29

Total Return, at Net Asset Value[4]	(3.50)%		2.14%	(2.36)%	9.71%	(2.64)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,781,868		$3,431,584	$3,946,008	$4,736,285	$4,084,001
Average net assets (in thousands)	$3,128,046		$3,532,821	$4,710,455	$4,446,720	$3,861,749
Ratios to average net assets:[5]
Net investment income	3.32%		3.43%	3.88%	4.16%	4.04%
Expenses excluding interest and fees from borrowings	0.77%		0.74%	0.74%	0.75%	0.74%
Interest and fees from borrowings	0.00%	[6]	0.00%	0.00%	0.00%	0.00%
Total expenses[7]	0.77%		0.74%	0.74%	0.75%	0.74%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.77%		0.74%	0.74%	0.75%	0.73%
Portfolio turnover rate	111%		108%	105%	111%	80%

1. September 28, 2012 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Consolidated Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended September 30, 2015	0.77%
Year Ended September 30, 2014	0.74%
Year Ended September 30, 2013	0.74%
Year Ended September 28, 2012	0.75%
Year Ended September 30, 2011	0.74%

See accompanying Notes to Consolidated Financial Statements.

62      OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS September 30, 2015

1. Organization

Oppenheimer International Bond Fund (the “Fund”) is a non-diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

    The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. As of July 1, 2014, Class N shares were renamed Class R shares. Class N shares subject to a contingent deferred sales charge (“CDSC”) on July 1, 2014, continue to be subject to a CDSC after the shares were renamed. Purchases of Class R shares occurring on or after July 1, 2014, are not subject to a CDSC upon redemption. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

    The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

63      OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer International Bond Fund (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in Regulation S securities. Regulation S securities are securities of U.S. and non-U.S. issuers that are issued through private offerings without registration with the Securities and Exchange Commission pursuant to Regulation S under the Securities Act of 1933. The Fund applies its investment restrictions and compliance policies and procedures, on a look-through basis, to the Subsidiary. The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund.

    The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. At period end, the Fund owned 500,000 shares with net assets of $49,822,596 in the Subsidiary.

Other financial information at period end:
Total market value of investments	$2,720,631
Net assets	$49,822,596
Net income (loss)	$(78,264)
Net realized gain (loss)	$(1,017)
Net change in unrealized appreciation/depreciation	$(98,123)

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

    Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

    The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Consolidated Statement of Operations.

64      OPPENHEIMER INTERNATIONAL BOND FUND

2. Significant Accounting Policies (Continued)

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Consolidated Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Consolidated Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends.

    Subchapter M requires, among other things, that at least 90% of the Fund’s gross income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). Income from commodity-linked derivatives may not be treated as “qualifying income” for purposes of the 90% gross income requirement. The Internal Revenue Service (IRS) has previously issued a number of private letter rulings which conclude that income derived from commodity index-linked notes and investments in a wholly-owned subsidiary will be “qualifying income.” As a result, the Fund will gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

    The IRS has suspended the granting of private letter rulings pending further review. As a result, there can be no assurance that the IRS will not change its position with respect to commodity-linked notes and wholly-owned subsidiaries. In addition, future legislation and guidance from the Treasury and the IRS may adversely affect the fund’s ability to gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

    The Fund is required to include in income for federal income tax purposes all of the subsidiary’s net income and gains whether or not such income is distributed by the subsidiary. Net income and gains from the subsidiary are generally treated as ordinary income by the Fund, regardless of the character of the subsidiary’s underlying income. Net losses from the subsidiary do not pass through to the Fund for federal income tax purposes.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3,4,5,6]	Net Unrealized Depreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$—	$—	$185,913,228	$656,289,687

1. At period end, the Fund had $125,432,748 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring

No expiration	$125,432,748

2. The Fund had $55,883,182 of post-October foreign currency losses which were deferred.

3. The Fund had $1,177 of post-October passive foreign investment company losses which were deferred.

4. The Fund had $4,596,121 of straddle losses which were deferred.

5. During the reporting period, the Fund did not utilize any capital loss carryforward.

6. During the previous reporting period, the Fund did not utilize any capital loss carryforward.

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2. Significant Accounting Policies (Continued)

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Paid-in Capital	Increase to Accumulated Net Investment Loss	Reduction to Accumulated Net Realized Loss on Investments
$139,686	$198,234,540	$198,374,226

The tax character of distributions paid during the reporting periods:

	Year Ended September 30, 2015	Year Ended September 30, 2014
Distributions paid from:
Ordinary income	$180,651,125	$121,109,127
Return of capital	55,710,055	185,517,600

Total	$236,361,180	$306,626,727

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$6,978,447,502
Federal tax cost of other investments	400,888,666

Total federal tax cost	$7,379,336,168

Gross unrealized appreciation	$107,444,978
Gross unrealized depreciation	(763,734,665)

Net unrealized depreciation	$(656,289,687)

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

    The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

    The following methodologies are used to determine the market value or the fair value of the types of securities described below:

    Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

    Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

    Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and

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3. Securities Valuation (Continued)

“asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

    Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

    Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

    Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

    Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

    To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Consolidated Statement of Assets and Liabilities at period end based on valuation input level:

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3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$65,635,464	$11,360,715	$76,996,179
Mortgage-Backed Obligations	—	63,935,677	—	63,935,677
Foreign Government Obligations	—	3,411,135,028	—	3,411,135,028
Corporate Bonds and Notes	—	1,977,856,501	14,903,127	1,992,759,628
Common Stock	—	—	—	—
Structured Securities	—	18,896,050	1,194,187	20,090,237
Short-Term Notes	—	199,989,643	—	199,989,643
Over-the-Counter Options Purchased	—	23,958,349	—	23,958,349
Over-the-Counter Interest Rate Swaptions Purchased	—	30,075,604	—	30,075,604
Investment Company	543,275,597	—	—	543,275,597

Total Investments, at Value	543,275,597	5,791,482,316	27,458,029	6,362,215,942
Other Financial Instruments:
Swaps, at value	—	57,349,837	—	57,349,837
Centrally cleared swaps, at value	—	8,942,912	—	8,942,912
Futures contracts	2,829,287	—	—	2,829,287
Forward currency exchange contracts	—	342,797,334	—	342,797,334

Total Assets	$546,104,884	$6,200,572,399	$27,458,029	$6,774,135,312

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(52,115,852)	$—	$(52,115,852)
Centrally cleared swaps, at value	—	(21,415,619)	—	(21,415,619)
Options written, at value	(943,359)	(44,275,905)	—	(45,219,264)
Forward currency exchange contracts	—	(164,960,140)	—	(164,960,140)
Swaptions written, at value	—	(52,505,864)	—	(52,505,864)

Total Liabilities	$(943,359)	$(335,273,380)	$—	$(336,216,739)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 2*	Transfers out of Level 2**	Transfers into Level 3**	Transfers out of Level 3*
Assets Table
Investments, at Value:
Asset-Backed Securities	$7,318,905	$(7,776,412)	$7,776,412	$(7,318,905)
Non-Convertible Corporate Bonds and Notes	–	(255,820)	255,820	–

Total Assets	$7,318,905	$(8,032,232)	$8,032,232	$(7,318,905)

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

*Transferred from Level 3 to Level 2 due to the availability of market data for this security.

**Transferred from Level 2 to Level 3 because of the lack of observable market data due to a decrease in market activity for these securities.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Consolidated Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

    Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

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4. Investments and Risks (Continued)

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Consolidated Statement of Operations. The Fund records a realized gain or loss when a structured security is sold or matures.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$3,177,805

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

    The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment.

Information concerning securities not accruing interest at period end is as follows:

Cost	$19,100,628
Market Value	$—
Market Value as % of Net Assets	0.00%

Sovereign Debt Risk. The Fund invests in sovereign debt securities, which are subject to certain special risks. These risks include, but are not limited to, the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay the principal on its sovereign debt. There may also be no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceedings through which all or part of such sovereign debt may be collected. In addition, a restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, reduced liquidity and increased volatility, among others.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

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5. Market Risk Factors (Continued)

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

    Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

    Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

    The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

    Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities as a receivable (or payable) and in the Consolidated Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations.

    The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

    The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

    The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

    The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

    During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $5,689,180,739 and $8,923,104,206, respectively.

    Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

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6. Use of Derivatives (Continued)

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

    Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

    Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations. Realized gains (losses) are reported in the Consolidated Statement of Operations at the closing or expiration of futures contracts.

    The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

    The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

    During the reporting period, the Fund had an ending monthly average market value of $164,322,367 and $344,520,702 on futures contracts purchased and sold, respectively.

    Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

    Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations.

    The Fund has purchased call options on currencies to increase exposure to foreign exchange rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

    The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

    The Fund has purchased call options on treasury and/or euro futures to increase exposure to interest rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

    During the reporting period, the Fund had an ending monthly average market value of $20,951,166 and $34,412,537 on purchased call options and purchased put options, respectively.

    Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

    The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

    The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

    The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

    The Fund has written call options on treasury and/or euro futures to decrease exposure to interest rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

    The Fund has written put options on treasury and/or euro futures to increase exposure to interest rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

    During the reporting period, the Fund had an ending monthly average market value of $13,796,452 and $52,284,068 on written call options and written put options, respectively.

    Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

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6. Use of Derivatives (Continued)

Written option activity for the reporting period was as follows:

	Number of Contracts	Amount of Premiums

Options outstanding as of September 30, 2014	1,871,503,834,143	$75,535,809
Options written	2,568,326,164,547	419,015,345
Options closed or expired	(543,813,392,000)	(38,109,374)
Options exercised	(3,792,768,984,275)	(419,459,132)

Options outstanding as of September 30, 2015	103,247,622,415	$36,982,648

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

    Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations.

    Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

    The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

    The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

    If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations.

    The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

    The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual issuers and/or indexes of issuers.

    For the reporting period, the Fund had ending monthly average notional amounts of $200,788,907 and $191,044,296 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

    Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Currency Swap Contracts. A currency swap contract is an agreement between counterparties to exchange different currencies at contract inception that are equivalent to a notional value. The exchange at contract inception is made at the current spot rate. The contract also includes an agreement to reverse the exchange of the same notional values of those currencies at contract termination. The re-exchange at contract termination may take place at the same exchange rate, a specified rate or the then current spot rate. Certain currency swap contracts provide for exchanging the currencies only at contract termination and can provide for only a net payment in the settlement currency, typically USD. A currency swap contract may also include the exchange of periodic payments, between the counterparties, that are based on interest rates available in the respective currencies at contract inception. Other currency swap contracts may not provide for exchanging the different currencies at all, and only for exchanging interest cash flows based on the notional value in the contract.

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6. Use of Derivatives (Continued)

    The Fund has entered into currency swap contracts with the obligation to pay an interest rate on the dollar notional amount and receive an interest rate on the various foreign currency notional amounts. These currency swap contracts increase exposure to, or decrease exposure away from, foreign exchange and interest rate risk.

    For the reporting period, the Fund had ending monthly average notional amounts of $14,942,171 and $240,174,082 on currency swaps which pay a fixed rate and which receive a fixed rate, respectively.

    Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

    The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

    The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

    For the reporting period, the Fund had ending monthly average notional amounts of $1,121,946,468 and $1,349,781,269 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

    Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

    Purchased swaptions are reported as a component of investments in the Consolidated Statement of Investments and the Consolidated Statement of Assets and Liabilities. Written swaptions are reported on a schedule following the Consolidated Statement of Investments and their value is reported as a separate asset or liability line item in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Consolidated Statement of Operations. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Consolidated Statement of Operations for the amount of the premium paid or received.

    The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

    The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

    The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

    The Fund has purchased swaptions which gives it the option to sell credit protection through credit default swaps in order to increase exposure to the credit risk of individual issuers and/ or indexes of issuers. A purchased swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset decreases.

    The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

    The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

    The Fund has written swaptions which give it the obligation, if exercised by the purchaser, to sell credit protection through credit default swaps in order to increase exposure to the credit risk of individual issuers and/or indexes of issuers. A written swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset decreases.

    The Fund has written swaptions which give it the obligation, if exercised by the purchaser, to buy credit protection through credit default swaps in order to decrease exposure to the credit risk of individual issuers and/or, indexes of issuers. A written swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset increases.

    The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an currency swap contracts with the obligation to receive an interest rate on the dollar notional amount and pay an interest rate on the various foreign currency notional amounts in order to take a positive investment perspective on the related currencies for which the Fund receives a payment. These currency swap contracts increase exposure to foreign exchange rate risk.

    During the reporting period, the Fund had an ending monthly average market value of $43,088,019 and $52,564,130 on purchased and written swaptions, respectively.

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6. Use of Derivatives (Continued)

Written swaption activity for the reporting period was as follows:

	Notional Amount	Amount of Premiums

Swaptions outstanding as of September 30, 2014	210,982,310,000	$38,363,215
Swaptions written	105,066,554,449	249,400,511
Swaptions closed or expired	(11,975,661,449)	(19,022,191)
Swaptions exercised	(77,939,953,000)	(209,539,962)

Swaptions outstanding as of September 30, 2015	226,133,250,000	$59,201,573

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

    The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

    To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

    At period end, the Fund has required certain counterparties to post collateral of $185,190,086.

    ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

    For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

    The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

    With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

    There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

    Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

    Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

    For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

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6. Use of Derivatives (Continued)

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral pledged by the Fund at September 30, 2015:

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount

Bank of America NA	$62,593,569	$(62,593,569)	$—	$—	$—
Barclays Bank plc	12,733,748	(9,428,820)	(1,018,728)	—	2,286,200
BNP Paribas	12,478,912	(284,256)	(11,285,537)	—	909,119
Citibank NA	24,694,713	(15,293,827)	(6,180,147)	—	3,220,739
Deutsche Bank Securities, Inc.	6,364,024	(3,246,711)	(2,925,575)	—	191,738
Goldman Sachs Bank USA	73,314,213	(47,281,093)	(1,895,394)	—	24,137,726
Goldman Sachs Group, Inc. (The)	28,565,944	(28,565,944)	—	—	—
HSBC Bank USA NA	7,832,730	(7,832,730)	—	—	—
JPMorgan Chase Bank NA	73,641,466	(61,120,537)	(13,735,524)	1,214,595	—
Morgan Stanley	2,581,130	(403,832)	—	(1,905,000)	272,298
Morgan Stanley Capital Services, Inc.	90,926,378	(19,286,238)	—	(71,640,140)	—
Royal Bank of Scotland plc (The)	370,141	(370,141)	—	—	—
Standard Chartered Bank	1,996,541	(670,248)	—	(1,326,293)	—
Toronto Dominion Bank	55,298,228	(1,381,643)	(60,855,179)	6,938,594	—
UBS AG	789,387	—	(914,331)	124,944	—

	$ 454,181,124	$ (257,759,589)	$ (98,810,415)	$(66,593,300)	$31,017,820

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures are excluded from these reported amounts.

**Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

The following table presents by counterparty the Fund’s OTC derivative liabilities net of the related collateral pledged by the Fund at September 30, 2015:

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount

Banco Santander SA	$(158,425)	$—	$—	$—	$(158,425)
Bank of America NA	(78,572,805)	62,593,569	13,894,344	—	(2,084,892)
Barclays Bank plc	(9,428,820)	9,428,820	—	—	—

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities (Continued)
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount

BNP Paribas	$(284,256)	$284,256	$—	$—	$—
Citibank NA	(15,293,827)	15,293,827	—	—	—
Deutsche Bank Securities, Inc.	(3,246,711)	3,246,711	—	—	—
Goldman Sachs Bank USA	(47,281,093)	47,281,093	—	—	—
Goldman Sachs Group, Inc. (The)	(62,723,715)	28,565,944	9,274,651	—	(24,883,120)
HSBC Bank USA NA	(11,891,566)	7,832,730	5,230,557	(1,171,721)	—
JPMorgan Chase Bank NA	(61,120,537)	61,120,537	—	—	—
Morgan Stanley	(403,832)	403,832	—	—	—
Morgan Stanley Capital Services, Inc.	(19,286,238)	19,286,238	—	—	—
Nomura Global Financial Products, Inc.	(1,124,612)	—	840,936	—	(283,676)
Royal Bank of Scotland plc (The)	(989,432)	370,141	726,940	(107,649)	—
Standard Chartered Bank	(670,248)	670,248	—	—	—
Toronto Dominion Bank	(1,381,643)	1,381,643	—	—	—

	$(313,857,760)	$ 257,759,589	$ 29,967,428	$(1,279,370)	$(27,410,113)

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures are excluded from these reported amounts.

**Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Consolidated Statements of Investments may exceed these amounts.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Consolidated Statement of Assets and Liabilities at period end:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value	Consolidated Statement of Assets and Liabilities Location	Value

Credit contracts	Swaps, at value	$50,942,764	Swaps, at value	$20,258,894
Forward currency exchange contracts			Swaps, at value	9,986,317
Interest rate contracts	Swaps, at value	6,407,073	Swaps, at value	21,870,641
Credit contracts	Centrally cleared swaps, at value	7,794,304

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6. Use of Derivatives (Continued)

	Asset Derivatives (Continued)		Liability Derivatives (Continued)
Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value	Consolidated Statement of Assets and Liabilities Location	Value

Interest rate contracts	Centrally cleared swaps, at value	$1,148,608	Centrally cleared swaps, at value	$21,415,619
Interest rate contracts			Variation margin payable	270,626*
Forward currency exchange contracts	Unrealized appreciation on forward currency exchange contracts	342,797,334	Unrealized depreciation on forward currency exchange contracts	164,960,140
Forward currency exchange contracts			Options written, at value	44,275,904
Interest rate contracts			Options written, at value	943,360
Credit contracts			Swaptions written, at value	4,465,287
Interest rate contracts			Swaptions written, at value	48,040,577
Forward currency exchange contracts	Investments, at value	23,958,349**
Interest rate contracts	Investments, at value	30,075,604**

Total		$463,124,036		$336,487,365

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Consolidated Statement of Assets and Liabilities upon receipt or payment.

**Amounts relate to purchased option contracts and purchased swaption contracts.

The effect of derivative instruments on the Consolidated Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment from unaffiliated companies (includes premiums on options exercised) *	Closing and expiration of option contracts written	Closing and expiration of swaption contracts written	Closing and expiration of futures contracts	Foreign currency transactions

Credit contracts	$12,191,666	$—	$1,762,799	$—	$—
Forward currency exchange contracts	(17,361,089)	31,523,636	237,744	—	463,897,765
Interest rate contracts	(50,852,226)	6,585,739	17,021,648	(25,367,393)	—

Total	$(56,021,649)	$38,109,375	$19,022,191	$(25,367,393)	$463,897,765

Amount of Realized Gain or (Loss) Recognized on Derivatives (Continued)
Derivatives Not Accounted for as Hedging Instruments	Swap contracts	Total

Credit contracts	$8,082,509	$22,036,974
Forward currency exchange contracts	228,039	478,526,095
Interest rate contracts	(50,349,092)	(102,961,324)

Total	$(42,038,544)	$397,601,745

*Includes purchased option contracts, purchased swaption contracts, written option contracts exercised and written swaption contracts exercised, if any.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Investments*	Option contracts written	Swaption contracts written	Futures contracts	Translation of assets and liabilities denominated in foreign currencies

Credit contracts	$—	$—	$(1,229,341)	$—	$—
Forward currency exchange contracts	14,818,607	2,019,376	—	—	108,898,060
Interest rate contracts	(272,234)	2,220,887	4,709,589	2,902,984	—

Total	$14,546,373	$4,240,263	$3,480,248	$2,902,984	$108,898,060

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives (Continued)
Derivatives Not Accounted for as Hedging Instruments	Swap contracts	Total

Credit contracts	$10,514,085	$9,284,744
Forward currency exchange contracts	(14,292,627)	111,443,416
Interest rate contracts	(7,125,333)	2,435,893

Total	$(10,903,875)	$123,164,053

*Includes purchased option contracts and purchased swaption contracts, if any.

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2015		Year Ended September 30, 2014
	Shares	Amount	Shares	Amount

Class A
Sold	53,415,513	$314,734,344	93,893,827	$573,829,336
Dividends and/or distributions reinvested	11,803,830	69,326,875	18,965,759	115,857,840
Redeemed	(223,848,329)	(1,318,209,023)	(383,605,609)	(2,343,129,599)

Net decrease	(158,628,986)	$(934,147,804)	(270,746,023)	$(1,653,442,423)

Class B
Sold	94,453	$554,735	279,380	$1,704,751
Dividends and/or distributions reinvested	195,208	1,141,544	343,297	2,088,347
Redeemed	(5,394,764)	(31,611,093)	(9,648,212)	(58,686,445)

Net decrease	(5,105,103)	$(29,914,814)	(9,025,535)	$(54,893,347)

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7. Shares of Beneficial Interest (Continued)

	Year Ended September 30, 2015		Year Ended September 30, 2014
	Shares	Amount	Shares	Amount

Class C
Sold	4,855,225	$28,518,382	8,346,769	$50,793,094
Dividends and/or distributions reinvested	2,232,586	13,040,803	3,321,785	20,209,071
Redeemed	(45,794,353)	(268,695,330)	(72,489,928)	(441,200,230)

Net decrease	(38,706,542)	$(227,136,145)	(60,821,374)	$(370,198,065)

Class I
Sold	228,451,439	$1,327,914,075	92,310,345	$564,165,663
Dividends and/or distributions reinvested	5,391,371	31,517,895	3,302,556	20,151,150
Redeemed	(157,987,326)	(922,164,197)	(54,936,352)	(334,687,912)

Net increase	75,855,484	$437,267,773	40,676,549	$249,628,901

Class R1
Sold	4,629,093	$27,170,680	6,594,619	$40,185,723
Dividends and/or distributions reinvested	871,211	5,092,255	1,029,781	6,271,893
Redeemed	(11,870,568)	(69,613,449)	(13,074,802)	(79,660,743)

Net decrease	(6,370,264)	$(37,350,514)	(5,450,402)	$(33,203,127)

Class Y
Sold	132,928,229	$783,645,962	235,489,465	$1,438,348,304
Dividends and/or distributions reinvested	15,801,534	92,569,156	16,984,065	103,739,096
Redeemed	(224,627,209)	(1,320,486,692)	(329,316,220)	(2,010,632,380)

Net decrease	(75,897,446)	$(444,271,574)	(76,842,690)	$(468,544,980)

1. Effective July 1, 2014, Class N shares were renamed Class R.

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$6,903,204,813	$7,674,536,475
U.S. government and government agency obligations	3,821,125	23,833,531

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

9. Fees and Other Transactions with Affiliates (Continued)

Fee Schedule
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $200 million	0.60
Next $4 billion	0.50
Next $10 billion	0.48
Over $15 billion	0.45

The Fund’s effective management fee for the reporting period was 0.52% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Consolidated Statement of Operations and Consolidated Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Consolidated Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per

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9. Fees and Other Transactions with Affiliates (Continued)

share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Consolidated Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Consolidated Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor
September 30, 2015	$145,831	$4,235	$150,674	$22,361	$1,156

91      OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

9. Fees and Other Transactions with Affiliates (Continued)

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary. During the reporting period, the Manager waived $56,460.

    The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $222,908 for IMMF management fees.

    Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

10. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.28 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Consolidated Statement of Operations. The Fund did not utilize the Facility during the reporting period.

11. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In July 2015, the district court held an evidentiary hearing on plaintiffs’ motion for class certification.

    OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the

92      OPPENHEIMER INTERNATIONAL BOND FUND

11. Pending Litigation (Continued)

suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

93      OPPENHEIMER INTERNATIONAL BOND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer International Bond Fund:

We have audited the accompanying consolidated statement of assets and liabilities of Oppenheimer International Bond Fund and subsidiary, including the consolidated statement of investments, as of September 30, 2015, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years or periods in the five-year period then ended. These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

    We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer International Bond Fund and subsidiary as of September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

November 25, 2015

94      OPPENHEIMER INTERNATIONAL BOND FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2015, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2014.

    None of the dividends paid by the Fund during the reporting period are eligible for the corporate dividend-received deduction.

    Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions, may be eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. In early 2015, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates. The amount will be the maximum amount allowed.

    Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the reporting period, the maximum amount allowable but not less than $16,173,369 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.

    The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

95      OPPENHEIMER INTERNATIONAL BOND FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited

    The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

    The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

    Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

    Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

    The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that

96      OPPENHEIMER INTERNATIONAL BOND FUND

the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Hemant Baijal and Christopher Kelly, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

    Investment Performance of the Managers and the Fund. Throughout the year, the Adviser and the Sub-Adviser provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Adviser, the Sub-Adviser and the independent consultant, comparing the Fund’s historical performance to its benchmark and to the performance of other retail world bond funds. The Board considered that the Fund underperformed its performance category median for the one-, three- and five-year periods and that the Fund outperformed its performance category median for the ten-year period. The Board also noted that the Fund performed in the fourth quintile of its performance category for the one- and five-year periods, but that it ranked in the third quintile for the three-year period and in the second quintile for the ten-year period. The Board considered the Adviser’s assertion that the Fund underperformed in the one-, three- and five-year periods due to its exposure to emerging market debt, which suffered periods of volatility in 2011 and 2013, as well as other factors that contributed to underperformance. The Board also took into account recent changes to the Fund, including that Christopher Kelly was appointed as a new portfolio manager for the Fund effective as of March 31, 2015.

    Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the Sub-Adviser and the other expenses borne by the Fund. The Board noted that the Adviser, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load world bond funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual management fees and total expenses were lower than their respective peer group median and category median. The Fund’s contractual management fee and total expenses ranked in the first and third quintiles, respectively. Within the total asset range of $5 billion to $10 billion, the Fund’s effective management fee rate was lower than its peer group median and category median.

    Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and

97      OPPENHEIMER INTERNATIONAL BOND FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

    Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates.

    Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

    Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2016. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

98      OPPENHEIMER INTERNATIONAL BOND FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

    The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

    Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

99      OPPENHEIMER INTERNATIONAL BOND FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Sam Freedman, Chairman of the Board of Trustees (since 2013) and Trustee (since 1996) Year of Birth: 1940	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Sub-Adviser and with subsidiary or affiliated companies of the Sub-Adviser (until October 1994). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1995) Year of Birth: 1942	Chairman of the Board of Jack Creek Preserve Foundation (non-profit organization) (since 2005); Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Sub-Adviser; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Sub-Adviser), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2012) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2002) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (since

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Beverly L. Hamilton, Continued	2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 38 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Year of Birth: 1951	Board Chair (2008-Present) and Director (2004-Present), United Educators (insurance company); Trustee (since 2000) and Chair (since 2010), Newberry Library (independent research library); Trustee, Mather LifeWays (senior living organization) (since 2001); Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (non-profit organization) (2006-2009) and Chicago City Day School (K-8 School) (1994-2005). Oversees 38 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2002) Year of Birth: 1944	Chairman of the Board (since 2012) and Director (since August 2005) of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (since August 2003); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Board of Directors of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991 and Trustee (1984-1999) of Young Presidents Organization. Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become

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TRUSTEES AND OFFICERS Unaudited / Continued

Robert J. Malone, Continued	familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

F. William Marshall, Jr., Trustee (since 2000) Year of Birth: 1942	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996), MML Series Investment Fund (investment company) (since 1996) and Mass Mutual Premier Funds (investment company) (since January 2012); President and Treasurer of the SIS Funds (private charitable fund) (January 1999-March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 42 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953	Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975-1990); Trustee (1992-2006) and member of Executive, Nominating and Audit Committees and Chair of Finance Committee of Lehigh University; and member, Women’s Investment Management Forum (professional organization) since inception. Oversees 38 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Year of Birth:1945	Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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INTERESTED TRUSTEE AND OFFICER	Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958

Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 91 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Baijal, Kelly, Gabinet, Mss. Sexton and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Hemant Baijal Vice President (since 2013) Year of Birth: 1962	Vice President and Senior Portfolio Manager of the Sub-Adviser (since July 2011). Co-founder, Partner and Portfolio Manager of Six Seasons Global Asset Management (January 2009-December 2010). Partner and Portfolio Manager of Aravali Partners, LLC (September 2006-December 2008); Partner and Portfolio Manager at Havell Capital Management, LLC (November 1996-August 2006). A portfolio manager and officer in the OppenheimerFunds complex.

Christopher Kelly Vice President (since 2015) Year of Birth: 1967	Vice President and Portfolio Manager of the Sub-Adviser since March 2015 and Co-Head of the Global Debt Team since March 2015. Prior to joining the Sub-Adviser, Mr. Kelly was at BlackRock Inc., where he was Deputy Head of Emerging Markets Fixed Income from June 2012 to January 2015. Mr. Kelly was also a portfolio manager and Deputy Chief Investment Officer of Emerging Markets at Fisher Francis Trees and Watts, a BNP Paribas Investment Partner, from February 2008 to April 2012. A portfolio manager and officer in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset

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TRUSTEES AND OFFICERS Unaudited / Continued

Arthur S. Gabinet, Continued	Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 91 portfolios in the OppenheimerFunds complex.

Jennifer Sexton, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 91 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 91 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 91 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.CALL OPP (225.5677).

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OPPENHEIMER INTERNATIONAL BOND FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Counsel	Ropes & Gray LLP

© 2015 OppenheimerFunds, Inc. All rights reserved.

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PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

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Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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OppenheimerFunds® The Right Way to Invest

Visit us at oppenheimerfunds.com for 24-hr access

to account information and transactions or call us at

800 CALL OPP (800 225 5677) for 24-hr automated

information and automated transactions. Representatives

also available Mon–Fri 8am–8pm ET.

Visit Us oppenheimerfunds.com

Call Us 800 225 5677

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2015 OppenheimerFunds Distributor, Inc. All rights reserved.

RA0880.001.0915         November 23, 2015

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that F. William Marshall, Jr., the Chairman of the Board’s Audit Committee, is the audit committee financial expert and that Mr. Marshall is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $77,000 in fiscal 2015 and $64,500 in fiscal 2014.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $1,500 in fiscal 2015 and no such fees in fiscal 2014.

The principal accountant for the audit of the registrant’s annual financial statements billed $185,479 in fiscal 2015 and $1,042,959 in fiscal 2014 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, system conversion testing, and corporate restructuring.

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $4,375 in fiscal 2015 and $1,250 in fiscal 2014.

The principal accountant for the audit of the registrant’s annual financial statements billed $628,126 in fiscal 2015 and $467,462 in fiscal 2014 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2015 and no such fees in fiscal 2014.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2015 and no such fees in fiscal 2014 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $819,480 in fiscal 2015 and $1,511,671 in fiscal 2014 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 9/30/2015, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer International Bond Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	11/17/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	11/17/2015

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	11/17/2015